FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY

95 Wall Street, New York, New York  10005/(212) 858-8200

     This Prospectus describes the Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). The Contracts are designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis. The Contracts may also be purchased through (1) qualified individual retirement accounts and (2) qualified corporate employee pension and profit-sharing plans. The Contracts offered are flexible premium deferred variable annuity contracts ("Deferred Variable Annuity Contracts") under which annuity payments will begin on a selected future date.
A PENALTY MAY BE ASSESSED ON EARLY WITHDRAWALS (SEE "FEDERAL INCOME TAX STATUS"). THE CONTRACTS CONTAIN A 10-DAY REVOCATION RIGHT (SEE "VARIABLE ANNUITY CONTRACTS--TEN-DAY REVOCATION RIGHT"). The Contracts provide for the accumulation of values on a variable basis. Payment of annuity benefits will be on a variable basis, unless a fixed basis or a combination of variable and fixed bases is selected by the Contractowner. Unless otherwise stated, this Prospectus describes only the variable aspects of the Contracts. The Contracts contain information on the fixed aspects.

     Contractowners' purchase payments less certain deductions ("net purchase payments") are paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). A Contractowner elects to have his or her net purchase payments paid into any one or more of the eleven subaccounts of Separate Account C (the "Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of the related series of First Investors Life Series Fund (the "Life Series Fund"), an open-end, diversified management investment company.

     This Prospectus sets forth the information about Separate Account C that a prospective investor should know before investing and should be kept for future reference. A Statement of Additional Information, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference in its entirety. (See page 24 of this Prospectus for the Table of Contents of the Statement of Additional Information.) The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated above. Additional information about Separate Account C has been filed with the Securities and Exchange Commission.


                      THE SECURITIES AND EXCHANGE COMMISSION
                          HAS NOT APPROVED OR DISAPPROVED
                        THESE SECURITIES OR PASSED UPON THE
              ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                          CONTRARY IS A CRIMINAL OFFENSE.

             THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT
                  PROSPECTUS OF FIRST INVESTORS LIFE SERIES FUND.

                    The date of this Prospectus is April 30, 1998

                             GLOSSARY OF SPECIAL TERMS

     ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

     ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

     ACCUMULATION UNIT - A unit used to measure the value of a Contractowner's interest in a Subaccount of Separate Account C prior to the Annuity Commencement Date.

     ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a deferred annuity.

     ANNUITANT - The person designated to receive or the person who is actually receiving annuity payments under a Contract.

     ANNUITY COMMENCEMENT DATE - The date on which annuity payments are to commence.

     ANNUITY UNIT - A unit used to determine the amount of each annuity payment after the first.

     BENEFICIARY - The person designated to receive any benefits under a Contract upon the death of the Annuitant in accordance with the terms of the Contract.

     CONTRACT - An individual variable annuity contract offered by this Prospectus.

     CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

     FIXED ANNUITY - An annuity with annuity payments which remain fixed as to dollar amount throughout the payment period.

     GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account C and other segregated investment accounts of First Investors Life.

     JOINT ANNUITANT - The designated second person under joint and survivor life annuity.

     SEPARATE ACCOUNT C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

     SINGLE PAYMENT - A one-time purchase payment made to First Investors Life to purchase a deferred annuity.

     SUBACCOUNT - A segregated investment subaccount under Separate Account C which corresponds to a series of the Life Series Fund. The assets of the Subaccount are invested in shares of the corresponding series of the Life Series Fund.

     VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     VALUATION PERIOD - The period beginning on the date after any Valuation Date and ending at the end of the next Valuation Date.

     VARIABLE ANNUITY - An annuity with annuity payments varying in amount in accordance with the net investment experience of the Subaccounts.

                                     FEE TABLE

     The following table has been prepared to assist the investor in understanding the various costs and expenses a Contractowner will directly or indirectly bear. The table reflects expenses of Separate Account C as well as the series (each a "Fund" and collectively "Funds") of the Life Series Fund. The Fee Table reflects expenses expected to be incurred in 1998.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments) . . . 7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)


Mortality and Expense Risk Charges . . . . . . . . . . . . . . . . . . . . . 1.00%

Total Separate Account Annual Expenses . . . . . . . . . . . . . . . . . . . 1.00%

FUND ANNUAL EXPENSES
(as a percentage of Fund average net assets)


                                                             TOTAL FUND
                                    MANAGEMENT     OTHER     OPERATING
                                      FEES(1)   EXPENSES(2)  EXPENSES(3)
                                    ----------  -----------  -----------
Blue Chip Fund . . . . . . . . . .      0.75%     0.06%          0.81%
Cash Management Fund . . . . . . .      0.60+     0.10+          0.70+
Discovery Fund . . . . . . . . . .      0.75      0.07           0.82
Government Fund. . . . . . . . . .      0.60+     0.10+          0.70+
Growth Fund. . . . . . . . . . . .      0.75      0.07           0.82
High Yield Fund. . . . . . . . . .      0.75      0.08           0.83
International Securities Fund. . .      0.75      0.38           1.13
Investment Grade Fund. . . . . . .      0.60+     0.10+          0.70+
Target Maturity 2007 Fund. . . . .      0.60+     0.10+          0.70+
Target Maturity 2010 Fund. . . . .      0.60+     0.10+          0.70+
Utilities Income Fund. . . . . . .      0.60+     0.10           0.70+


 +   Net of waiver and/or reimbursement.

(1) For the fiscal year ended December 31, 1997, the Adviser reimbursed Cash Management Fund, Government Fund, Investment Grade Fund, Target
     Maturity 2007 Fund, and Target Maturity 2010 Fund for certain Other Expenses. For the fiscal year ended December 31, 1997, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, Government Fund, Investment Grade Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund and Utilities Income Fund. Absent the waiver, Management Fees would have been 0.75% for each of these Funds. The Adviser will continue to waive such fees for a minimum period ending December 31, 1998.

(2) Other Expenses have been restated for Government Fund, Investment Grade Fund, Target Maturity 2007 Fund and Target Maturity 2010 Fund. For the fiscal year ended December 31, 1997, the Adviser reimbursed Cash Management Fund, Government Fund, Investment Grade Fund, Target Maturity 2007 Fund and Target Maturity 2010 Fund for certain Other Expenses. Absent such reimbursement, Other Expenses would have been 0.31% for Cash

     Management Fund, 0.17% for Government Fund, 0.12% for Investment Grade Fund, 0.07% for Target Maturity 2007 Fund and 0.12% for Target Maturity 2010 Fund. The Adviser will reimburse Cash Management Fund, Government Fund, Investment Grade Fund, Target Maturity 2007 Fund and Target Maturity 2010 for Other Expenses in excess of 0.10% for a minimum period ending December 31, 1998.

(3) If certain fees and expenses were not waived or reimbursed, Total Fund Operating Expenses would have been 1.11% for Cash Management Fund, 0.94% for Government Fund, 0.88% for Investment Grade Fun, 0.82% for Target Maturity 2007 Fund, 0.86% for Utilities Income Fund and are estimated to be 0.98% for Target maturity 2010 Fund. Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

     For more complete descriptions of the various costs and expenses shown, please refer to "Purchases, Deductions, Charges and Expenses." An administrative charge may be deducted if the Accumulated Value of a Deferred Variable Annuity Contract is less than $1,500 (see "Administrative Charge"). In addition, Premium taxes may be applicable (see "Other Charges").

EXAMPLE

If you surrender your Contract (or if you annuitize) at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                     1 YEAR    3 YEARS     5 YEARS   10 YEARS
                                     ------   ---------   --------   ---------
Blue Chip Subaccount . . . . . . .    $87        $123        $161        $268
Cash Management Subaccount . . . .     86         120         156         257
Discovery Subaccount . . . . . . .     87         123         162         269
Government Subaccount. . . . . . .     86         120         156         257
Growth Subaccount. . . . . . . . .     87         123         162         269
High Yield Subaccount. . . . . . .     87         124         162         270
International Securities
 Subaccount. . . . . . . . . . . .     90         132         176         299
Investment Grade Subaccount. . . .     86         120         156         257
Target Maturity 2007 Subaccount. .     86         120         156         257
Target Maturity 2010 Subaccount. .     86         120         156         257
Utilities Income Subaccount. . . .     86         120         156         257


      THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                          CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

     The following shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account C, as of the dates indicated. The accumulation unit value for each Subaccount was initially set at $10.00 at its date of inception*:


                                                                         NUMBER OF
                                                      ACCUMULATION      ACCUMULATION
     SUBACCOUNT                       AS OF:           UNIT VALUE($)       UNITS
-------------------------------------------------------------------------------------
Blue Chip Subaccount . . . . .    December 31, 1990    10.74931759        144,049.8
                                  December 31, 1991    13.42731580        561,758.4
                                  December 31, 1992    14.18287684      1,085,254.0
                                  December 31, 1993    15.23373431      1,529,348.1
                                  December 31, 1994    14.86290782      1,959,841.2
                                  December 31, 1995    19.71773603      2,413,509.3
                                  December 31, 1996    23.72148089      3,116,839.9
                                  December 31, 1997    29.75982140      3,812,804.5

Cash Management Subaccount . .    December 31, 1990    10.07542807        571,856.9
                                  December 31, 1991    10.52748985        571,891.0
                                  December 31, 1992    10.73770189        437,185.0
                                  December 31, 1993    10.91847727        253,743.1
                                  December 31, 1994    11.21833852        235,919.5
                                  December 31, 1995    11.71983145        252,407.7
                                  December 31, 1996    12.18484038        246,553.2
                                  December 31, 1997    12.67719681        256,188.6

Discovery Subaccount . . . . .    December 31, 1990    10.91349031          8,362.1
                                  December 31, 1991    16.53848277        130,585.7
                                  December 31, 1992    18.93150000        307,107.8
                                  December 31, 1993    22.89932001        563,070.0
                                  December 31, 1994    22.07727850        867,303.8
                                  December 31, 1995    27.37355380      1,203,507.8
                                  December 31, 1996    30.48354883      1,523,777.2
                                  December 31, 1997    35.26286749      1,838,056.5

Government Subaccount. . . . .    December 31, 1992    10.87670909        437,095.3
                                  December 31, 1993    11.44920392        674,512.1
                                  December 31, 1994    10.85941183        672,797.1
                                  December 31, 1995    12.43183229        705,348.4
                                  December 31, 1996    12.74903390        643,378.3
                                  December 31, 1997    13.70958126        588,697.3

Growth Subaccount. . . . . . .    December 31, 1990    10.75804081         24,176.8
                                  December 31, 1991    14.34498476        204,821.5
                                  December 31, 1992    15.59155937        567,241.7
                                  December 31, 1993    16.35977780        958,529.1
                                  December 31, 1994    15.73131059      1,347,003.7
                                  December 31, 1995    19.48689883        1,729,637
                                  December 31, 1996    24.01011967      2,241,867.6
                                  December 31, 1997    30.73197657      2,862,521.1

                                                                         NUMBER OF
                                                      ACCUMULATION      ACCUMULATION
     SUBACCOUNT                       AS OF            UNIT VALUE($)       UNITS
-------------------------------------------------------------------------------------
High Yield Subaccount. . . . .    December 31, 1990    10.00101048           69,585.9
                                  December 31, 1991    13.25243640          220,366.3
                                  December 31, 1992    14.86894995          279,777.4
                                  December 31, 1993    17.38280181          391,036.8
                                  December 31, 1994    16.93482626          513,297.7
                                  December 31, 1995    20.09026188          671,849.9
                                  December 31, 1996    22.38760536          799,626.6
                                  December 31, 1997    24.92887084          950,571.7

International Securities
 Subaccount. . . . . . . . . .    December 31, 1990    10.26630533          118,091.2
                                  December 31, 1991    11.73276972          269,273.6
                                  December 31, 1992    11.46589494          463,523.6
                                  December 31, 1993    13.86795475          792,294.1
                                  December 31, 1994    13.55233761        1,383,676.5
                                  December 31, 1995    15.92618862        1,502,998.2
                                  December 31, 1996    18.16949900        1,956,014.4
                                  December 31, 1997    19.62431480        2,329,410.5

Investment Grade Subaccount. .    December 31, 1992    10.77845214          395,839.5
                                  December 31, 1993    11.82065978          784,651.0
                                  December 31, 1994    11.28602521          923,445.3
                                  December 31, 1995    13.37384783        1,076,644.3
                                  December 31, 1996    13.61638687        1,050,200.1
                                  December 31, 1997    14.80366272          988,996.1

Target Maturity 2007
 Subaccount. . . . . . . . . .    December 31, 1995    11.90553994          775,738.1
                                  December 31, 1996    11.53266965        1,252,102.1
                                  December 31, 1997    12.94581989        1,515,226.0

Target Maturity 2010
 Subaccount. . . . . . . . . .    December 31, 1996    10.81913243          170,708.7
                                  December 31, 1997    12.41073564          381,345.1

Utilities Income Subaccount. .    December 31, 1993     9.92774964           45,091.7
                                  December 31, 1994     9.11659215          473,447.1
                                  December 31, 1995    11.75759954        1,129,455.9
                                  December 31, 1996    12.75464824        1,689,626.3
                                  December 31, 1997    15.79406311        1,878,396.6


* The accumulation unit value for each Subaccount, other than the Government Subaccount, Investment Grade Subaccount and Utilities Income Subaccount, was set on October 16, 1990. The accumulation unit value for the Government Subaccount and Investment Grade Subaccount was set on January 7, 1992. The accumulation unit value for the Utilities Income Subaccount was set on November 16, 1993. The accumulation unit value for the Target Maturity 2007 Subaccount was set on April 24, 1995. The accumulation unit value for the Target Maturity 2010 Subaccount was set on April 29, 1996.

                                GENERAL DESCRIPTION

     FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Life Series Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

     SEPARATE ACCOUNT C. First Investors Life Variable Annuity Fund C, also known by its proprietary name, the "Tax Tamer" ("Separate Account C"), was established on December 21, 1989 under the provisions of the New York Insurance Law. The assets of Separate Account C are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account C is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account C.

     The assets of each Subaccount of Separate Account C are invested at net asset value in shares of the corresponding Fund of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of the Life Series Fund.

     Income, gains and losses, whether or not realized, from assets allocated to the Subaccounts of Separate Account C are, in accordance with the applicable Contracts, credited to or charged against the Subaccounts of Separate Account C without regard to other income, gains or losses of First Investors Life. The obligations under the Contracts are obligations of First Investors Life.

     Any and all distributions received from a Fund will be paid in shares of the distributing Fund or if in cash, will be reinvested in shares of that Fund at net asset value for the corresponding Subaccount. Accordingly, no cash distributions will be made to Contractowners. Deductions and redemptions from any Subaccount of Separate Account C may be effected by redeeming the number of applicable Fund shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Funds in the Subaccounts will be valued at their net asset values.

     Separate Account C is divided into the following Subaccounts, each of which corresponds to the following Funds of the Life Series Fund:

SEPARATE ACCOUNT C SUBACCOUNT          FUND
-----------------------------          ----
Blue Chip Subaccount                   Blue Chip Fund
Cash Management Subaccount             Cash Management Fund
Discovery Subaccount                   Discovery Fund
Government Subaccount                  Government Fund
Growth Subaccount                      Growth Fund
High Yield Subaccount                  High Yield Fund
International Securities Subaccount    International Securities Fund
Investment Grade Subaccount            Investment Grade Fund
Target Maturity 2007 Subaccount        Target Maturity 2007 Fund
Target Maturity 2010 Subaccount        Target Maturity 2010 Fund
Utilities Income Subaccount            Utilities Income Fund

     Each Contractowner designates the Subaccount in which his or her purchase payment (less deductions) will be invested. That Subaccount in turn invests in the corresponding Fund of the Life Series Fund as set forth above.

     Subject to applicable law, First Investors Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Contractowners and Annuitants or would be appropriate in carrying out the purposes of the Contract. First Investors Life will obtain, when required, the necessary Contractowner approval or regulatory approval for any changes and provide, when required, the appropriate notification to Contractowners prior to making such changes. Examples of the changes First Investors Life may make include, but are not limited to:

          - To operate Separate Account C in any form permitted under the 1940 Act or in any other form permitted by law.

          -    To add, delete, combine, or modify Subaccounts of Separate
               Account C.

          - To add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law.

          - To make any amendments to the Contracts necessary for the Contracts to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.

     YOUR CHOICE OF INVESTMENT OBJECTIVE. When you purchase a Contract you decide to place your purchase payment (less deductions) and any additional purchase payments (less deductions) into at least one but not more than five of the Subaccounts of Separate Account C, provided the allocation to any one Subaccount is not less than 10% of the purchase payment (less deductions). Each Subaccount corresponds to a Fund of the Life Series Fund. The investment objectives of each Fund of the Life Series Fund are set forth below. There is no assurance that the investment objective of any Fund of the Life Series Fund will be realized. Because each Fund of the Life Series Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. In addition, total operating expenses vary by Fund. Twice (or six (6) times in certain states) during any Contract year, you may transfer part or all of your cash value from the Subaccounts you are in to other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value of the Contract. The cash value of the Contract may increase or decrease depending on the investment performance of the Subaccounts selected. First Investors Life reserves the right to adjust allocations to eliminate fractional percentages.

     THE FUND. First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Registration of the Life Series Fund with the Commission does not involve supervision by the Commission of the management or investment practices or policies of the Life Series Fund. The Life Series Fund consists of eleven separate Funds. The shares of the Funds are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life. Life Series Fund reserves the right to offer shares of its Funds to other separate acounts of First Investors Life or directly to First Investors Life.

     The investment objectives of each Fund of the Life Series Fund are as follows:

     BLUE CHIP FUND. The investment objective of Blue Chip Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Fund's investment adviser believes have potential earnings growth that is greater than the average company included in the Standard and Poor's 500 Composite Stock Price Index.

     CASH MANAGEMENT FUND. The objective of Cash Management Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     DISCOVERY FUND. The investment objective of Discovery Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

     GOVERNMENT FUND. The investment objective of Government Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

     GROWTH FUND. The investment objective of Growth Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

     HIGH YIELD FUND. The primary objective of High Yield Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors -- High Yield Securities" in the Fund's Prospectus.

     INTERNATIONAL SECURITIES FUND. The primary objective of International Securities Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

     INVESTMENT GRADE FUND. The investment objective of Investment Grade Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Fund's investment adviser.

     TARGET MATURITY 2007 FUND. The investment objective of Target Maturity 2007 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital. The Fund will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     TARGET MATURITY 2010 FUND. The investment objective of Target Maturity 2010 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital. The Fund will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

     UTILITIES INCOME FUND. The primary objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     No offer is made of a Contract funded by the underlying Fund unless a current Life Series Fund Prospectus has been delivered. Each Fund of the Life Series Fund may be referred to as "Fund" or "Series" in the Contracts.

     For more complete information about each of the Funds underlying Separate Account C, including management fees and other expenses, see the Life Series Fund's Prospectus. The Prospectus details each Fund's investment goals, management strategies, investment restrictions, portfolio turnover rate, the market and financial risks of an investment in the Fund's shares, as well as the risk of investing in a fund that sells its shares to other separate accounts, including variable life insurance company separate accounts. Because the Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies, the possibility arises that violation of the federal tax laws by another separate account investing in the Life Series Fund could cause the Contracts funded through Separate Account C to lose their tax-deferred status, unless remedial action were taken. It is important to read the Prospectus carefully before you decide to invest. Additional copies of the Life Series Fund's Prospectus, which is attached hereto, may be obtained by writing to First Investors Life Insurance Company, 95 Wall
Street, New York, New York 10005 or by calling (212) 858-8200. There can be no assurance that any of the objectives of the Funds will be achieved.

     ADVISER. First Investors Management Company, Inc. (the "Adviser"), an affiliate of First Investors Life, is the investment adviser of each Fund. The Adviser supervises and manages the investments and operations of each Fund, except for International Securities Fund and Growth Fund. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005.

     SUBADVISER. Wellington Management Company ("WMC" or "Subadviser") has been retained by the Adviser and the Life Series Fund, on behalf of International Securities Fund and Growth Fund, as each of those Funds' investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Life Series Fund's Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.

     WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1998, WMC held investment management authority with respect to approximately $178 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 93 registered investment companies or series of such companies, with net assets of approximately $117 billion as of December 31, 1997. WMC is not affiliated with the Adviser or any of its affiliates.

     UNDERWRITER. First Investors Life and Separate Account C have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

     YEAR 2000. Like other separate accounts, Separate Account C could be adversely affected if the computer and other information processing systems used by First Investors Life, the underlying Funds, the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. First Investors Life, the Funds, the Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Separate Account C. Nor can the Separate Account C estimate the extent of any impact.

     VOTING RIGHTS.   First Investors Life will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting, in accordance with its view of present law. It will vote Fund shares held in any corresponding Subaccount as follows: shares attributable to Contractowners for which it receives instructions, in accordance with the instructions; shares attributable to Contractowners for which it does not receive instructions, in the same proportion that it votes shares held in the Subaccount for which it receives instructions; and shares not attributable to Contractowners, in the same proportion that it votes shares held in the Subaccount that are attributable to Contractowners and for which it receives instructions. It will vote Fund shares held directly in the same proportion that it votes shares held in any corresponding Subaccounts that are attributable to Contractowners and for which it receives instructions, except that where there are no shares held in any Subaccount it will vote its own shares as it deems appropriate. All of the shares of any Fund held by First Investors Life through a Subaccount or directly will be presented at any Fund shareholders meeting for purposes of determining a quorum.

     Prior to the Annuity Commencement Date, the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner is determined by dividing the Subaccount's Accumulated Value by the net asset value of one Fund share. After the Annuity Commencement Date, the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner is determined by dividing the reserve held in the Subaccount for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates. The number of votes that a Contractowner has the right to cast will be determined as of the record date established by Life Series Fund.

     Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Each Contractowner having a voting interest in a Subaccount will be sent meeting and other materials relating to the Fund.

     First Investors Life reserves the right to proceed other than as described above, including the right to vote shares of any Fund in its own right, to the extent permitted by law.

                    PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES

     PURCHASE PAYMENTS. Purchase payments, after certain deductions (see "Deductions from Purchase Payments"), are used to purchase Accumulation Units of one or more Subaccounts and not shares of the Fund or Funds in which the Subaccount or Subaccounts invest. The minimum initial purchase payment is $2,000 for a Deferred Variable Annuity Contract. Additional payments under a Deferred Variable Annuity Contract in the minimum amount of $200 may be made at any time after the issuance of the Contract.

     Initial purchase payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life, provided that First Investors Life has received a duly completed application. Additional payments will be credited to a Contractowner's Account on the

Valuation Date they are received by First Investors Life. In the event First Investors Life receives an incomplete application, all required information shall be provided not later than five business days following the receipt of such application or the purchase payment will be returned to the applicant at the end of such five-day period.

     Purchase payments, after deductions for sales expenses and any applicable Premium taxes (see "Deductions from Purchase Payments" and "Other Charges"), will be allocated to the appropriate Subaccount or Subaccounts based upon the next computed value of an Accumulation Unit following receipt by First Investors Life at its Executive Office or other designated office. Accumulation Units are valued at the end of each Valuation Date (i.e., as of the close of regular trading on the NYSE, normally 4:00 P.M., Eastern Time).

     DEDUCTIONS FROM PURCHASE PAYMENTS. First Investors Life or FIC, as the Underwriter, makes deductions, in accordance with the Deduction Table below, from the purchase payment for expenses in connection with sales functions relative to the Contracts. Reductions in sales charges are applicable to the total amount of the purchase payment. In addition, any Additional Payment made after the issuance of a Deferred Variable Annuity Contract is subject to the sales charge applicable to the total amount of all purchase payments previously made plus the amount of the Additional Payment being made. The sales charge is intended to cover all expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts.

                                  DEDUCTION TABLE

                                           SALES CHARGE AS % OF
                                         ----------------------      CONCESSION TO
                                         OFFERING    NET AMOUNT     DEALERS AS % OF
AMOUNT OF PURCHASE PAYMENT(s)             PRICE*      INVESTED      OFFERING PRICE
-----------------------------            --------    ----------     ---------------
Less than $25,000 . . . . . . . . . . .   7.00%         7.53%            5.75%
$25,000 but under $50,000 . . . . . . .   6.25          6.67             5.17
$50,000 but under $100,000. . . . . . .   4.75          4.99             3.93
$100,000 but under $250,000 . . . . . .   3.50          3.63             2.90
$250,000 but under $500,000 . . . . . .   2.50          2.56             2.19
$500,000 but under $1,000,000 . . . . .   2.00          2.04             1.67
$1,000,000 or over. . . . . . . . . . .   1.50          1.52             1.24

*    Assumes that no Premium taxes have been deducted.

     Contracts may be purchased without sales charge by officers and full-time employees of First Investors Life or its affiliates, who have been employed for at least one year, and its agents who have been under contract for at least one year.

     EXCHANGE PRIVILEGE. Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") may exchange their Separate Account A contracts for Separate Account C Contracts. In such case, the Accumulated Value of the Separate Account A contract will be invested at the next computed values of the Accumulation Units in one or more Subaccounts of Separate Account C. Although there is no charge for this exchange, Contractowners will be required to execute a change of contract form which, in part, states that First Investors Life deducts a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of the Subaccounts as a charge for mortality and expense risks. This exchange privilege may be modified or terminated at any time by First Investors Life.

     MORTALITY AND EXPENSE RISK CHARGES. Although the amount of each variable annuity payment made to an Annuitant will vary in accordance with the investment performance of the Subaccounts, the amount will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. First Investors Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed.

     The mortality risk assumed by First Investors Life arises from its obligation to continue to make fixed or variable annuity payments, determined in accordance with the annuity tables and other provisions of the Contracts, to each Annuitant regardless of how long that person lives and regardless of how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract, and may reduce the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. First Investors Life also assumes mortality risk as a result of its guarantee of a minimum payment in the event the Annuitant dies prior to the Annuity Commencement Date.

     In addition, First Investors Life assumes the risk that the charges for administrative expenses may not be adequate to cover such expenses and assures that it will not increase the amount charged for administrative expenses. In consideration for its assumption of these mortality and expense risks, First Investors Life deducts an amount equal on an annual basis to 1.00% of the daily Accumulation Unit value of the Subaccounts. Of such charge, approximately 0.60% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

     If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on First Investors Life; conversely, if the deductions prove more than sufficient, the excess will be a profit to First Investors Life. Any profits resulting to First Investors Life for over-estimates of the actual costs of the mortality and expense risks can be used by First Investors Life for any business purpose, including the payment of expenses of distributing the Contracts, and will not remain in Separate Account C.

     ADMINISTRATIVE CHARGE. An administrative charge of $7.50 may be deducted annually by First Investors Life from the Accumulated Value of Deferred Variable Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. These charges against Annuitant accounts are for the purpose of compensating First Investors Life for expenses involved in administering small dormant accounts. If the actual expenses exceed charges, First Investors Life will bear the loss.

     OTHER CHARGES. Some states assess Premium taxes which presently range from 0% to 2.35% at the time Purchase Payments are made; others assess Premium taxes at the time of surrender or when annuity payments begin. First Investors Life currently advances any Premium taxes due at the time Purchase Payments are made and then deducts Premium taxes from the Accumulated Value of the Contract at the time of surrender, upon death of the annuitant or when annuity payments begin. First Investors Life, however, reserves the right to deduct Premium taxes when incurred. See Appendix I for Premium tax table.

   EXPENSES. The total expenses of Separate Account C for the fiscal year ended December 31, 1997 amounted to $3,605,816 or 1.02% of average net assets. There are deductions from and expenses paid out of the assets of the Funds that are described in the Prospectus for the Funds.

                             VARIABLE ANNUITY CONTRACTS

     This Prospectus offers individual Deferred Variable Annuity Contracts under which annuity payments will begin on a selected future date. First Investors Life is offering the Contracts in states where it has the authority to issue the Contracts. The individual Deferred Variable Annuity Contracts offered by this Prospectus are designed to provide lifetime annuity payments to Annuitants in accordance with the plan adopted by the Contractowner. The amount of annuity payments will vary with the investment performance of the Subaccounts. The Contracts obligate First Investors Life to make payments for the lifetime of the Annuitant in accordance with the annuity rates contained in the Contract, regardless of actual mortality experience (see "Annuity Period"). Upon the death of the Annuitant under a Contract before the Annuity Commencement Date, First Investors Life will pay a death benefit to the beneficiary designated by the Contractowner. For a discussion of the amount and manner of payment of this benefit, see "Death Benefit During the Accumulation Period."

     All or a portion of the Accumulated Value may be surrendered during the Accumulation Period. For a discussion on withdrawals during the Accumulation Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Federal Income Tax Status." The exercise of Contract rights herein described, including the right to make a withdrawal during the Accumulation Period, will be subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.

     First Investors Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

     Contractowners with any inquiries concerning their account should write to First Investors Life Insurance Company at its Executive Office, 95 Wall Street, New York, New York 10005.

DEFERRED VARIABLE ANNUITIES--ACCUMULATION PERIOD

     CREDITING ACCUMULATION UNITS. During the Accumulation Period, net purchase payments on Deferred Variable Annuity Contracts, after deductions for sales expenses and any Premium taxes, where applicable (see "Deductions from Purchase Payments"), are credited to the Contractowner's Account in the form of Accumulation Units. The number of Accumulation Units credited to a Contractowner for the Subaccounts is determined by dividing the net purchase payment by the value of an Accumulation Unit for the Subaccount based upon the next computed value of an Accumulation Unit following receipt of the purchase payment by First Investors Life at its Executive Office or other designated office. The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. The investment performance of the Subaccounts, expenses and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of a Contractowner's Individual Account will equal or exceed purchase payments. The value of a Contractowner's Individual Account for a Valuation Period can be determined by multiplying the total number of Accumulation Units credited to the account for the Subaccount by the value of an Accumulation Unit for the Subaccount for the Valuation Period.

ANNUITY PERIOD

     COMMENCEMENT DATE. Annuity payments will begin on the Annuity Commencement Date selected by the Contractowner. Not later than 30 days prior to the Annuity Commencement Date, the Contractowner may elect in writing to advance or defer the Annuity Commencement Date. The Annuity Commencement Date may not be deferred beyond the first day of the calendar month following the Annuitant's 85th birthday, or 90th birthday, where such later date is permitted under state law. If no other date is elected, annuity payments will commence on the first day of the calendar month following the Annuitant's 85th birthday, or 90th birthday, where such later date is permitted under state law.

     If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, First Investors Life may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is not less than $2,000 but the variable annuity payments provided for would be or become less than $20, First Investors Life may change the frequency of annuity payments to such intervals as will result in payments of at least $20.

     ASSUMED INVESTMENT RATE. A 3.5% assumed investment rate is built into the Annuity Tables in the Contract. This is based on First Investors Life's opinion that it is the average result to be expected from a diversified portfolio of common stocks during a relatively stable economy. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent variable annuity payments. A lower assumption would have the opposite effect. If the actual net investment rate of the respective Subaccount is at the annual rate of 3.5%, the variable annuity payments will be level. A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

     ANNUITY OPTIONS. The Contractowner may, at any time at least 30 days prior to the Annuity Commencement Date upon written notice to First Investors Life at its Executive Office or other designated office, elect to have payments made under any one of the Annuity Options provided in the Contract. If no election is in effect on the Annuity Commencement Date, annuity payments will be made on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

     The material factors that determine the level of annuity benefits are (i) the value of a Contractowner's Individual Account determined in the manner described in this Prospectus before the Annuity Commencement Date, (ii) the Annuity Option selected by the Contractowner, (iii) the frequency and duration of annuity payments, (iv) the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date and, (v) in the case of a variable annuity, the investment performance of the Subaccounts selected.

     On the Annuity Commencement Date, First Investors Life shall apply the Accumulated Value, reduced by any applicable Premium taxes not previously deducted, to provide the Basic Annuity or, if an Annuity Option has been elected, to provide one of the Annuity Options described below.

     The Contracts provide for the six Annuity Options described below:

     Option 1 - LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. If this Option is elected, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

     Option 2a - JOINT AND SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

     Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

     Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

     Under Annuity Options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

     Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, upon the death of the Annuitant, payments have been made for less than 60, 120 or 240 monthly periods, as elected, payments will be made as follows:

          1. Any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may, at any time, elect to have the present value of the guaranteed number of annuity payments computed in the manner specified in (2) below, paid in a lump sum.

          2. If a Beneficiary receiving annuity payments under this Option dies after the death of the Annuitant, the present value, computed as of the Valuation Period in which notice of death of the Beneficiary is received by First Investors Life at its Executive Office or other designated office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which such deceased Beneficiary would have been entitled had the Beneficiary not died, computed at the effective annual interest rate, assumed in determining the Annuity Tables, shall be paid in a lump sum in accordance with the Contract.

     Option 4 - UNIT REFUND LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant. An additional annuity payment will be made to the Beneficiary equal to the Annuity Unit Value of the Subaccount or Subaccounts as of the date that notice of death in writing is received by First Investors Life at its Executive Office or other designated office, multiplied by the excess, if any, of

(a) over (b) where (a) is the Net Accumulated Value allocated to each Subaccount and applied under the option at the Annuity Commencement Date, divided by the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of the number of Annuity Units applicable under the Subaccount represented by each annuity payment and the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

     ALLOCATION OF ANNUITY. The Contractowner may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, no transfers or redemptions are allowed. Such elections must be made in writing to First Investors Life at its Executive Office or other designated office, at least 30 days prior to the Annuity Commencement Date. In the absence of an election, annuity payments will be made on a variable basis only under Annuity Option 3 above, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD

     If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office.

     If payment of the Death Benefit under one of the Annuity Options was not elected by the Contractowner prior to the Annuitant's death, the Beneficiary may elect to have the Death Benefit paid in a single sum or applied to provide an annuity under one of the Annuity Options or as otherwise permitted by First Investors Life. If a single sum settlement is requested, the amount of the Death Benefit plus any interest at the current settlement option rate then in effect will be paid within seven days of receipt of such election and due proof of death. If an Annuity Option is desired, election may be made by the Beneficiary during a ninety-day period commencing with the date of receipt of notification of death. If such an election is not made, a single sum settlement will be made to the Beneficiary at the end of such ninety-day period. If any Annuity Option is elected, the Annuity Commencement Date shall be the date specified in the election but no later than ninety days after receipt by First Investors Life of notification of death.

     The amount of the Death Benefit will be the greater of (1) the gross purchase payments (prior to any deductions or charges) made under an Individual Contract less any amount of purchase payments surrendered, or (2) the Accumulated Value.

SURRENDER AND TERMINATION (REDEMPTION) DURING THE ACCUMULATION PERIOD

     A Contractowner may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of the Contractowner's Individual Account. In the event of a termination of the Contract, First Investors Life will, upon due surrender of the Contract at the Executive Office of First Investors Life or other designated office, pay to the Contractowner the Net Accumulated Value of the Contract. If only a portion of the amount of the Contractowner's Individual Account is requested, the amount so requested shall be deducted from the Subaccount resulting in a corresponding reduction in the number of

Accumulation Units credited to the Contractowner in the Subaccount. For any partial or full surrender, the deduction will be based upon the next computed value of an Accumulation Unit following receipt of the request by First Investors Life at its Executive Office or other designated office. First Investors Life may defer any such payment for a period of not more than seven days. However, First Investors Life may postpone such payment during any period when (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays, (b) the Commission has by order permitted such suspension or (c) an emergency, as defined by the rules of the Commission, exists during which time the sale of portfolio securities or calculation of securities is not reasonably practicable. For information as to Federal tax consequences resulting from surrenders, see "Federal Income Tax Status." For information as to State Premium tax consequences, see "Other Charges" and "Appendix I."

     ANNUITY COMMENCEMENT DATE EXCHANGE PRIVILEGE. If this Contract is liquidated during the one-year period preceding its Annuity Commencement Date, the proceeds can be used to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

     DEATH OF CONTRACTOWNER

     If the Contractowner dies before the entire interest in the Contract has been distributed, the value of the Contract must be distributed to the Beneficiary as provided below so that the Contract qualifies as an annuity under
Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code").

     If the death of the Contractowner occurs on or after the Annuity Commencement Date, the entire interest in the Contract will be distributed at least as rapidly as under the Annuity Option in effect on the date of death.

     If the death of the Contractowner occurs prior to the Annuity Commencement Date, the entire interest in the Contract will be (1) distributed to the Beneficiary within five years, or (2) distributed under an Annuity Option beginning within one year which provides that annuity payments will be made over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, no distributions will be required and the Contract may be continued with the surviving spouse as the new Contractowner. If the Contractowner is also the Annuitant, such spouse shall have the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse shall have the right to become the Contractowner and the Annuitant.

TEN-DAY REVOCATION RIGHT

     A Contractowner may, within ten days from the date the Contract is delivered to the Contractowner (or longer as required by applicable state law), elect to cancel the Contract. First Investors Life will, upon surrender of the Contract, together with a written request for cancellation, at the Executive Office of First Investors Life or other designated office, pay to the Contractowner an amount equal to the Accumulated Value of the Contract on the date of surrender plus the amount of any sales charges deducted from the initial purchase payment. The amount refunded to Contractowners may be more or less than their initial purchase payment depending on the investment results of the designated Subaccount(s). In those states where a full refund of premiums is required if the Contractowner elects to exercise to cancel the Contract under the ten-day revocation right, such Contractowner shall be entitled to a full refund of premiums paid upon such cancellation.

                             FEDERAL INCOME TAX STATUS

     The Contracts are designed for use by individuals who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis or through the following retirement plans qualified for special tax treatment under the Code (1) individual retirement accounts and (2) qualified corporate employee pension and profit-sharing plans.

     In general, a Contract acquired by a person who is not an individual will be treated as one which is not an annuity to the extent of contributions made after February 28, 1986, and any income credited to a Contractowner's Individual Account will accordingly be includable in the Contractowner's gross income on a current basis in accordance with that person's method of accounting. The preceding sentence will not apply to any annuity contract that is (i) acquired by a decedent's estate by reason of the decedent's death, (ii) held under a qualified pension, profit-sharing or stock bonus plan described under Section 401(a) of the Code or an employee annuity program described under Section 403(a) of the Code (or that is purchased by an employer upon the termination of such plan or program and that is held by the employer until all amounts under a Contract are distributed to the employee for whom the Contract was purchased or the employee's beneficiary), (iii) held under an individual retirement plan or an employee annuity program described under Section 403(b) of the Code, or (iv) an immediate annuity (as defined in Section 72(u)(4) of the Code).

     The ultimate effect of Federal income taxes on Accumulated Values, on annuity payments and on the economic benefit to the Contractowner, Annuitant or Beneficiary depends on the tax status of both First Investors Life and the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current Federal income tax laws or the current interpretations of the Internal Revenue Service. Prospective Contractowners should consult their tax advisors as to the tax consequences of purchasing Contracts.

     First Investors Life is taxed as a life insurance company under the Code. Since Separate Account C is not a separate entity from First Investors Life and its operation forms part of First Investors Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Under existing Federal income tax law, investment income of the Subaccounts of Separate Account C, to the extent that it is applied (after taking into account the mortality risk and expense risk charges) to increase reserves under the Contract, is not taxed and may be compounded through reinvestment without additional tax to First Investors Life to the extent income is so applied.
Thus, the Funds may realize net investment income and pay dividends and the Subaccounts of Separate Account C may receive and reinvest them on behalf of Contractowners, all without Federal income tax consequences for Separate Account C or the Contractowner.

     Under current interpretations of the Code, the Contractowner is not subject to income tax on increases in the value of the Contractowner's Individual Account until payments are received by the Contractowner under the Contract. Annuity payments received after the Annuity Commencement Date will be taxed to the Contractowner as ordinary income in accordance with Section 72 of the Code. However, that portion of each payment which represents the Contractowner's investment in the Contract, which is ordinarily the amount of purchase payments made under the Contract with certain adjustments, will be excluded from gross income. The investment in the Contract is divided by the Contractowner's life expectancy or other period for which annuity payments are expected to be made, in the case of variable annuity payments, and by the expected return, in the case of fixed annuity payments, to determine the annual exclusion. Annuity payments received each year in excess of this annual exclusion, and all payments after the investment in the Contract has been reduced to zero, are taxable as ordinary income as provided in Section 72 of the Code. The investment in the Contract is an amount equal to total purchase payments less any previous distributions from the Contract that were not included in gross income.

     In order that the Contracts be treated as annuities for Federal income tax purposes, other than Contracts issued in connection with retirement plans that are qualified under the Code, Separate Account C must satisfy certain diversification requirements that are generally applicable to variable annuity contract segregated asset accounts under Subchapter L of the Code. Ownership by the Subaccounts of shares of the Funds will not fail the diversification requirements provided that each Fund is taxed as a regulated investment company under Subchapter M of the Code, and that each Fund meets such diversification requirements, and all shares of the Funds are owned only by the Subaccounts (and similar accounts of First Investors Life or other insurance companies), and access to the Funds is available exclusively through the purchase of Contracts (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of such Fund and the Adviser does not intend to sell any Fund shares it owns to the general public. It is expected that the Adviser will cause the assets of the Funds to be invested in a manner that complies with the asset diversification requirements.

     The Treasury Department has indicated that the diversification regulations do not provide guidance as to any circumstances in which a Contractowner's control over allocation of account value among underlying investments may cause an owner to be treated as the owner of the separate account sets. Such treatment would result in current taxation of the owner on increases in the account value. We reserve the right to amend the Contracts in any way necessary to avoid such result. As of the date of this prospectus, no regulation or ruling has been issued on the subject, although the Treasury Department has informally indicated that a regulation or ruling could limit the number of underlying funds or the frequency of transfers among those funds. Such regulation or ruling may apply only prospectively, although retroactive effect is possible if the regulation or ruling is considered not to embody a new position.

     With respect to withdrawals before the start of annuity payments, the Code currently provides that: (i) withdrawals from an annuity contract are taxable as ordinary income in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract, (ii) a loan under, or an assignment or pledge of an annuity contract is treated as a distribution, and
(iii) a 10 percent penalty will be assessed, subject to certain exceptions, on the taxable portion of withdrawals made prior to the taxpayer's attainment of age 59 1/2.

     In determining the amount of any distribution that is includable in gross income, all annuity contracts issued by the same company to the same Contractowner during any calendar year will be treated as one annuity contract. Contractowners should consult their tax advisors before purchasing more than one Contract during any calendar year.

     Under the Code, income tax must generally be withheld from all "designated distributions." A designated distribution includes the taxable portion of any distribution or payment from an annuity. A partial surrender of an annuity contract is considered a distribution subject to withholding.

     The amount of withholding depends on the type of payment: "periodic" or "non-periodic." For a periodic payment (E.G., an annuity payment), unless the recipient files an appropriate withholding certificate, the tax withheld from the taxable portion of the payment is based on a payroll withholding schedule which assumes a married recipient claiming three withholding exemptions. For a non-periodic payment distribution (E.G., a partial surrender of an annuity contract), the tax withheld will generally be 10 percent of the taxable portion of the payment.

     A recipient may elect not to have the withholding rules apply. For periodic payments, an election is effective for the calendar year for which it is made and for each necessary year until amended or modified. For non-periodic distributions, an election is effective only for the distribution for which it is made. Payors must notify recipients of their right to elect not to have taxes withheld.

     Insurers are required to report all designated distribution payments to the Internal Revenue Service.

     With respect to the Contracts issued in connection with retirement or deferred compensation plans which do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan. In general, the Annuitant is not taxed until the Annuitant receives annuity payments. The rules for taxation of payments under non-qualified plans are, in general, similar to those for taxation of payments under a qualified plan; however, the special income averaging treatment available for certain lump sum payments under qualified plans is not available for similar payments under non-qualified plans.

     The Contracts may be purchased in connection with the following types of tax-favored retirement plans: (1) individual retirement annuities and (2) pension and profit-sharing plans of corporations qualified under Section 401(a) or employee annuity programs described in Section 403(a) of the Code. The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distribution and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as Contractowners, Annuitants and Beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. Purchasers of Contracts for use with any qualified plan, as well as plan participants and Beneficiaries, should consult counsel and other competent advisors as to the suitability of the Contracts to their special needs, and as to applicable Code limitations and tax consequences.

     It should be noted that the laws and regulations with respect to the foregoing tax matters are subject to change at any time by Congress and the Treasury Department, respectively, and that the interpretations of such laws and regulations now in effect are subject to change by judicial decision or by the Treasury Department.

                              PERFORMANCE INFORMATION

     From time to time, Separate Account C may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise "average annual total return" and "total return," except "average annual total return" is not shown for the Cash Management Subaccount. The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." The Cash Management Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount. The yield and effective yield figures include the payment of the Mortality and Expense Risk Charges of 1.00% but do not include the maximum sales charge of 7.00%.

     Average annual total return and total return calculations measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Subaccount for the period in question. Average annual total return will be quoted for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Subaccount has operated. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the period in question. Total return figures are not annualized and represent the actual percentage change over the period in question. Average annual total return and total return figures will include the deduction of all expenses and fees, including the payment of the maximum sales charge of 7.00% and the payment of the Mortality and Expense Risk Charges of 1.00%.

     Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Cash Management Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one-year period which is compounded on a semi-annual basis. The effective yield for the Cash Management Subaccount is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Commission. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

     For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                FINANCIAL STATEMENTS

     The financial statements for First Investors Life and the accompanying Report of Independent Certified Public Accountants are included in the Statement of Additional Information, dated April 30, 1998. The financial statements for the Separate Account C and the accompanying Report of Independent Certified Public Accountants are also included in the Statement of Additional Information dated April 30, 1998. The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated on the coverpage of this Prospectus.

                                 TABLE OF CONTENTS
                           OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION



   Item                                          Page
   ----                                          ----
General Description . . . . . . . . . . . . .      2
Services. . . . . . . . . . . . . . . . . . .      2
Annuity Payments. . . . . . . . . . . . . . .      3
Other Information . . . . . . . . . . . . . .      4
Performance Information . . . . . . . . . . .      5
Relevance of Financial Statements . . . . . .      9
Appendices. . . . . . . . . . . . . . . . . .     10
Financial Statements. . . . . . . . . . . . .     15



                                 APPENDIX I

                         STATE AND LOCAL TAXES*

Alabama . . . . . . . . . . . .  --
Alaska. . . . . . . . . . . . .  --
Arizona . . . . . . . . . . . .  --
Arkansas. . . . . . . . . . . .  --
California. . . . . . . . . . .  2.35%
Colorado. . . . . . . . . . . .  --
Connecticut . . . . . . . . . .  --
Delaware. . . . . . . . . . . .  --
District of Columbia. . . . . .  2.25%
Florida . . . . . . . . . . . .  1.00%
Georgia . . . . . . . . . . . .  --
Illinois. . . . . . . . . . . .  --
Indiana . . . . . . . . . . . .  --
Iowa. . . . . . . . . . . . . .  --
Kentucky. . . . . . . . . . . .  2.00%
Louisiana . . . . . . . . . . .  --
Maryland. . . . . . . . . . . .  --
Massachusetts . . . . . . . . .  --
Michigan. . . . . . . . . . . .  --
Minnesota . . . . . . . . . . .  --
Mississippi . . . . . . . . . .  --
Missouri. . . . . . . . . . . .  --
Nebraska. . . . . . . . . . . .  --
New Jersey. . . . . . . . . . .  --
New Mexico. . . . . . . . . . .  --
New York. . . . . . . . . . . .  --
North Carolina. . . . . . . . .  --
Ohio. . . . . . . . . . . . . .  --
Oklahoma. . . . . . . . . . . .  --
Oregon. . . . . . . . . . . . .  --
Pennsylvania. . . . . . . . . .  --
Rhode Island. . . . . . . . . .  --
South Carolina. . . . . . . . .  --
Tennessee . . . . . . . . . . .  --
Texas . . . . . . . . . . . . .  --
Utah. . . . . . . . . . . . . .  --
Virginia. . . . . . . . . . . .  --
Washington. . . . . . . . . . .  --
West Virginia . . . . . . . . .  1.00%
Wisconsin . . . . . . . . . . .  --
Wyoming . . . . . . . . . . . .  1.00%


Note: The foregoing rates are subject to amendment by legislation and the applicability of the stated rates may be subject to administrative interpretation.

-       Includes local annuity Premium taxation.

First Investors Life
Variable Annuity
Fund C

---------------------------
Individual Variable
Annuity Contracts
---------------------------

Prospectus

----------------------------

April 30, 1998


First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

To the left of the verticle line is the following language:


TABLE OF CONTENTS
-------------------------------------

Glossary of Special Terms..........................  2
Fee Table..........................................  3
Condensed Financial Information....................  5
General Description................................  7
Purchases, Deductions, Charges and Expenses........ 12
Variable Annuity Contracts......................... 15
Federal Income Tax Status.......................... 20
Performance Information............................ 23
Financial Statements............................... 23
Table of Contents of the
 Statement of Additional Information............... 24
Appendix I - State and Local Taxes................. 24


LIFE 327

FIRST INVESTORS LIFE SERIES FUND

95 Wall Street, New York, New York 10005/(212) 858-8200

   This is a Prospectus for FIRST INVESTORS LIFE SERIES FUND ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers eleven separate investment series, each of which has different investment objectives and policies: FIRST INVESTORS LIFE BLUE CHIP FUND ("BLUE CHIP FUND"), FIRST INVESTORS LIFE CASH MANAGEMENT FUND ("CASH MANAGEMENT FUND"), FIRST INVESTORS LIFE DISCOVERY FUND ("DISCOVERY FUND"), FIRST INVESTORS LIFE GOVERNMENT FUND ("GOVERNMENT FUND"), FIRST INVESTORS LIFE GROWTH FUND ("GROWTH FUND"), FIRST INVESTORS LIFE HIGH YIELD FUND ("HIGH YIELD FUND"), FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND ("INTERNATIONAL SECURITIES FUND"), FIRST INVESTORS LIFE INVESTMENT GRADE FUND ("INVESTMENT GRADE FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND ("TARGET MATURITY 2007 FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND ("TARGET MATURITY 2010 FUND") and FIRST INVESTORS LIFE UTILITIES INCOME FUND ("UTILITIES INCOME FUND") (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.


Investments in a Fund are only available through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Purchase payments for the Contracts are also paid into a unit investment trust, First Investors Life Variable Annuity Fund D ("Separate Account D"). Separate Account B, Separate Account C and Separate Account D ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in a Fund are used to fund benefits under the Policies and Contracts. TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND are only offered to Contractowners of Separate Account C and Separate Account D.


   AN INVESTMENT IN LIFE SERIES FUND, INCLUDING CASH MANAGEMENT FUND, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE CASH MANAGEMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS BY THE HIGH YIELD FUND IN HIGH-YIELD, HIGH RISK SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," MAY ENTAIL RISKS THAT ARE DIFFERENT OR MORE PRONOUNCED THAN THOSE THAT WOULD RESULT FROM INVESTMENT IN HIGHER-RATED SECURITIES. SEE "DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS-HIGH YIELD SECURITIES."


   This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated April 30, 1998, as amended July 21, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


   AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT federally INSURED OR PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is April 30, 1998

The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:


   BLUE CHIP FUND. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.


   CASH MANAGEMENT FUND. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

   DISCOVERY FUND. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

   GOVERNMENT FUND. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

   GROWTH FUND. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

   HIGH YIELD FUND. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities"). Investments in High Yield Securities may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities."

   INTERNATIONAL SECURITIES FUND. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

   INVESTMENT GRADE FUND. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.

   TARGET MATURITY 2007 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2007.

   TARGET MATURITY 2010 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2010.

   TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND each will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

   AS A RESULT OF THE VOLATILE NATURE OF THE MARKET FOR ZERO COUPON SECURITIES, THE VALUE OF SHARES OF TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND PRIOR TO EACH FUND'S MATURITY MAY FLUCTUATE SIGNIFICANTLY. THUS, TO ACHIEVE A PREDICTABLE RETURN, INVESTORS SHOULD HOLD THEIR INVESTMENTS IN EITHER OF THESE TWO FUNDS UNTIL THE FUND LIQUIDATES SINCE THE FUND'S VALUE CHANGES DAILY WITH MARKET CONDITIONS. ACCORDINGLY, ANY INVESTOR WHO REDEEMS HIS OR HER SHARES PRIOR TO A FUND'S MATURITY IS LIKELY TO ACHIEVE A DIFFERENT INVESTMENT RESULT THAN THE RETURN THAT WAS PREDICTED ON THE DATE THE INVESTMENT WAS MADE, AND MAY EVEN SUFFER A SIGNIFICANT LOSS.

   UTILITIES INCOME FUND. The primary investment objective of the Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

   There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

   Life Series Fund offers shares of each Fund to insurance company separate accounts that fund Policies and Contracts. Due to differences in tax treatment or other considerations, the interests of various Contract owners and Policy owners might at some point be in conflict. Life Series Fund currently does not foresee any such conflict. If such a conflict were to occur, one or more Policies or Contracts offered by First Investors Life might be required to withdraw its investments in one or more Funds. This might force a Fund to sell securities at disadvantageous prices.

                            FINANCIAL HIGHLIGHTS

   The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. Additional performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200. The table below has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.

                                                                         PER SHARE DATA
                               --------------------------------------------------------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                  NET ASSET     --------------------------------------------   ------------------------
                                      VALUE                    NET REALIZED
                               ------------            NET   AND UNREALIZED       TOTAL FROM          NET          NET      TOTAL
                               BEGINNING OF     INVESTMENT   GAIN (LOSS) ON       INVESTMENT   INVESTMENT     REALIZED    DISTRI-
                                     PERIOD         INCOME      INVESTMENTS       OPERATIONS       INCOME        GAINS    BUTIONS
----------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP
3/8/90* to 12/31/90  . . . .         $10.00          $ .07            $(.02)           $ .05        $  --        $  --      $  --
1991 . . . . . . . . . . . .          10.05            .12             2.50             2.62          .05           --        .05
1992 . . . . . . . . . . . .          12.62            .16              .67              .83          .21           --        .21
1993 . . . . . . . . . . . .          13.24            .15              .97             1.12          .15           --        .15
1994 . . . . . . . . . . . .          14.21            .18             (.39)            (.21)         .08          .17        .25
1995   . . . . . . . . . . .          13.75            .26             4.11             4.37          .19          .95       1.14
1996 . . . . . . . . . . . .          16.98            .22             3.31             3.53          .25          .49        .74
1997 . . . . . . . . . . . .          19.77            .19             4.88             5.07          .22          .91       1.13

CASH MANAGEMENT **

1989 . . . . . . . . . . . .         $ 1.00          $.075            $  --           $ .075        $.075        $  --      $.075
1990 . . . . . . . . . . . .           1.00           .072               --             .072         .072           --       .072
1991 . . . . . . . . . . . .           1.00           .054               --             .054         .054           --       .054
1992 . . . . . . . . . . . .           1.00           .029               --             .029         .029           --       .029
1993 . . . . . . . . . . . .           1.00           .027               --             .027         .027           --       .027
1994 . . . . . . . . . . . .           1.00           .037               --             .037         .037           --       .037
1995 . . . . . . . . . . . .           1.00           .054               --             .054         .054           --       .054
1996 . . . . . . . . . . . .           1.00           .049               --             .049         .049           --       .049
1997 . . . . . . . . . . . .           1.00           .050               --             .050         .050           --       .050

DISCOVERY
1989 . . . . . . . . . . . .         $10.38          $ .19            $2.19            $2.38        $ .27        $ .09      $ .36
1990 . . . . . . . . . . . .          12.40            .14             (.78)            (.64)         .15          .90       1.05
1991 . . . . . . . . . . . .          10.71            .07             5.42             5.49          .18           --        .18
1992 . . . . . . . . . . . .          16.02             --             2.51             2.51          .03          .15        .18
1993 . . . . . . . . . . . .          18.35             --             3.92             3.92           --          .91        .91
1994 . . . . . . . . . . . .          21.36            .06             (.62)            (.56)          --          .94        .94
1995 . . . . . . . . . . . .          19.86            .11             4.62             4.73          .06         1.26       1.32
1996 . . . . . . . . . . . .          23.27            .13             2.66             2.79          .11          .89       1.00
1997 . . . . . . . . . . . .          25.06            .08             3.93             4.01          .14         1.16       1.30

   (a) Annualized
     * Commencement of operations
    ** Adjusted to reflect ten-for-one stock split on May 1, 1991.
     + Some or all expenses have been waived or assumed by the
       investment adviser from commencement of operations through ++ December 31, 1997.
   +++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


------------------------------------------------------------------------------------------------------------------------------------
                                                  RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------


                                                                            RATIO TO AVERAGE NET
                                                                                ASSETS BEFORE
                                                  RATIO TO AVERAGE            EXPENSES WAIVED OR
                                                    NET ASSETS +                    ASSUMED
                                                  ----------------          --------------------
    NET ASSET                     NET ASSETS                        NET                         NET
        VALUE                         END OF                    INVEST-                     INVEST-
    ---------          TOTAL          PERIOD                       MENT                        MENT       PORTFOLIO          AVERAGE
       END OF     RETURN ++              (IN       EXPENSES      INCOME       EXPENSES       INCOME        TURNOVER       COMMISSION
       PERIOD            (%)      THOUSANDS)            (%)         (%)             (%)         (%)        RATE (%)         RATE +++
------------------------------------------------------------------------------------------------------------------------------------
       $10.05         .61(a)      $   3,656             --       2.95(a)        1.92(a)       1.03(a)         15        $      --
        12.62       26.17            13,142           1.00       1.88           1.55          1.34            21               --
        13.24        6.67            23,765            .79       1.66            .86          1.60            40               --
        14.21        8.51            34,030            .88       1.27           N/A           N/A             37               --
        13.75       (1.45)           41,424            .88       1.49           N/A           N/A             82               --
        16.98       34.00            66,900            .86       1.91           N/A           N/A             26               --
        19.77       21.52           100,078            .84       1.39           N/A           N/A             45            .0692
        23.71       26.72           154,126            .81        .99           N/A           N/A             63            .0649


         1.00        7.79        $    2,210             --       7.84           1.35          6.49           N/A        $      --
         1.00        7.49             8,203            .39       6.90           1.15          6.15           N/A               --
         1.00        5.71             9,719            .57       5.39            .93          5.03           N/A               --
         1.00        3.02             8,341            .79       2.99            .98          2.81           N/A               --
         1.00        2.70             4,243            .60       2.67           1.05          2.22           N/A               --
         1.00        3.77             3,929            .60       3.69           1.04          3.25           N/A               --
         1.00        5.51             4,162            .60       5.36           1.10          4.87           N/A               --
         1.00        5.00             4,297            .60       4.89           1.11          4.38           N/A               --
         1.00        5.08             4,760            .70       4.97           1.06          4.61           N/A               --


        12.40       23.62         $     283             --       2.43           4.78         (2.35)          231        $      --
        10.71       (5.47)              960             --       2.97           2.68           .28           104               --
        16.02       51.73             4,661            .70        .48           1.49          (.31)           93               --
        18.35       15.74            10,527            .91        .02           1.05          (.12)           91               --
        21.36       22.20            21,221            .87       (.03)          N/A           N/A             69               --
        19.86       (2.53)           30,244            .88        .36           N/A           N/A             53               --
        23.27       25.23            50,900            .87        .63           N/A           N/A             78               --
        25.06       12.48            70,899            .85        .63           N/A           N/A             98            .0689
        27.77       16.84            99,530            .82        .34           N/A           N/A             85            .0648


                                                                         PER SHARE DATA
                               --------------------------------------------------------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                  NET ASSET     --------------------------------------------   ------------------------
                                      VALUE                    NET REALIZED
                               ------------            NET   AND UNREALIZED       TOTAL FROM          NET          NET      TOTAL
                               BEGINNING OF     INVESTMENT   GAIN (LOSS) ON       INVESTMENT   INVESTMENT     REALIZED    DISTRI-
                                     PERIOD         INCOME      INVESTMENTS       OPERATIONS       INCOME        GAINS    BUTIONS
----------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT
 1/7/92* to 12/31/92  . . . .         $10.00        $   .47      $   .51           $   .98         $   .33     $     --      $   .33
 1993 . . . . . . . . . . . .          10.65            .64          .02               .66             .70          .19          .89
 1994 . . . . . . . . . . . .          10.42            .79        (1.21)             (.42)            .25          .05          .30
 1995   . . . . . . . . . . .           9.70            .66          .78              1.44             .62           --          .62
 1996 . . . . . . . . . . . .          10.52            .68         (.33)              .35             .68           --          .68
 1997 . . . . . . . . . . . .          10.19            .72          .11               .83             .69           --          .69

 GROWTH
 1989 . . . . . . . . . . . .         $10.79        $   .02      $  2.51           $  2.53         $   .18     $    .12      $   .30
 1990 . . . . . . . . . . . .          13.02            .16         (.55)             (.39)            .06           --          .06
 1991 . . . . . . . . . . . .          12.57            .17         4.15              4.32             .18           --          .18
 1992 . . . . . . . . . . . .          16.71            .08         1.41              1.49             .18         1.38         1.56
 1993 . . . . . . . . . . . .          16.64            .07          .93              1.00             .09          .10          .19
 1994 . . . . . . . . . . . .          17.45            .09         (.60)             (.51)             --          .21          .21
 1995 . . . . . . . . . . . .          16.73            .18         3.94              4.12             .09          .29          .38
 1996 . . . . . . . . . . . .          20.47            .18         4.68              4.86             .18          .59          .77
 1997 . . . . . . . . . . . .          24.56            .15         6.57              6.72             .18         1.86         2.04

 HIGH YIELD
 1989 . . . . . . . . . . . .         $11.56        $   .74      $  (.92)          $  (.18)        $   .56     $    .11      $   .67
 1990 . . . . . . . . . . . .          10.71           1.08        (1.79)             (.71)            .83           --          .83
 1991 . . . . . . . . . . . .           9.17           1.16         1.66              2.82            1.18           --         1.18
 1992 . . . . . . . . . . . .          10.81           1.11          .21              1.32            1.69           --         1.69
 1993 . . . . . . . . . . . .          10.44            .96          .88              1.84            1.12           --         1.12
 1994 . . . . . . . . . . . .          11.16            .87        (1.14)             (.27)            .31           --          .31
 1995 . . . . . . . . . . . .          10.58           1.00          .95              1.95             .96           --          .96
 1996 . . . . . . . . . . . .          10.57           1.02          .35              1.37            1.01           --         1.01
 1997 . . . . . . . . . . . .          11.93            .98          .41              1.39            1.02           --         1.02



    (a) Annualized
      * Commencement of operations
      + Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1997.
     ++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures. +++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.

------------------------------------------------------------------------------------------------------------------------------------
                                                  RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------


                                                                            RATIO TO AVERAGE NET
                                                                                ASSETS BEFORE
                                                  RATIO TO AVERAGE            EXPENSES WAIVED OR
                                                    NET ASSETS +                    ASSUMED
                                                  ----------------          --------------------
    NET ASSET                     NET ASSETS                        NET                         NET
        VALUE                         END OF                    INVEST-                     INVEST-
    ---------          TOTAL          PERIOD                       MENT                        MENT       PORTFOLIO          AVERAGE
       END OF     RETURN ++              (IN       EXPENSES      INCOME       EXPENSES       INCOME        TURNOVER       COMMISSION
       PERIOD            (%)      THOUSANDS)            (%)         (%)             (%)         (%)        RATE (%)         RATE +++
------------------------------------------------------------------------------------------------------------------------------------
       $10.65       9.95(a)       $   5,064          .03(a)        6.64(a)      .89(a)         5.79(a)          301        $      --
        10.42       6.35              8,234          .35           6.60         .84            6.11             525               --
         9.70      (4.10)             7,878          .35           6.74         .90            6.19             457               --
        10.52      15.63              9,500          .40           6.79         .93            6.26             198               --
        10.19       3.59              9,024          .60           6.75         .94            6.41             199               --
        10.33       8.61              9,120          .60           6.95         .92            6.63             134               --


        13.02      24.00          $     570           --           2.91        5.21           (2.30)             24        $      --
        12.57      (2.99)             2,366           --           3.03        1.64            1.40              28               --
        16.71      34.68              7,743          .69           1.21        1.34             .55             148               --
        16.64       9.78             16,385          .76            .75        1.20             .30              45               --
        17.45       6.00             25,658          .91            .43         N/A             N/A              51               --
        16.73      (2.87)            32,797          .90            .60         N/A             N/A              40               --
        20.47      25.12             51,171          .88           1.11         N/A             N/A              64               --
        24.56      24.45             78,806          .85            .92         N/A             N/A              49            .0485
        29.24      29.28            127,585          .82            .64         N/A             N/A              27            .0506


        10.71      (1.76)         $  14,354           --          12.05         .88           11.17              22        $      --
         9.71      (5.77)            18,331           --          13.21         .91           12.30              35               --
        10.81      33.96             23,634          .53          11.95         .89           11.60              40               --
        10.44      13.15             24,540          .91          10.48         .96           10.43              84               --
        11.16      18.16             30,593          .91           9.49         N/A             N/A              96               --
        10.58      (1.56)            32,285          .88           9.43         N/A             N/A              50               --
        11.57      19.82             41,894          .87           9.86         N/A             N/A              57               --
        11.93      12.56             49,474          .85           9.43         N/A             N/A              34               --
        12.30      12.47             59,619          .83           8.88         N/A             N/A              40               --



                                                                         PER SHARE DATA
                               --------------------------------------------------------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                  NET ASSET     --------------------------------------------   ------------------------
                                      VALUE                    NET REALIZED
                               ------------            NET   AND UNREALIZED       TOTAL FROM          NET          NET      TOTAL
                               BEGINNING OF     INVESTMENT   GAIN (LOSS) ON       INVESTMENT   INVESTMENT     REALIZED    DISTRI-
                                     PERIOD         INCOME      INVESTMENTS       OPERATIONS       INCOME        GAINS    BUTIONS
----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SECURITIES
 ------------------------
 4/16/90* to 12/31/90  . . .          $10.00          $ .03      $   .34               $  .37       $   --       $   --       $   --
 1991 . . . . . . . . . . . .          10.37            .09         1.49                 1.58          .03          .05          .08
 1992 . . . . . . . . . . . .          11.87            .15         (.28)                (.13)         .15          .22          .37
 1993 . . . . . . . . . . . .          11.37            .10         2.41                 2.51          .14           --          .14
 1994 . . . . . . . . . . . .          13.74            .14         (.32)                (.18)         .05           --          .05
 1995   . . . . . . . . . . .          13.51            .19         2.25                 2.44          .12          .25          .37
 1996 . . . . . . . . . . . .          15.58            .18         2.12                 2.30          .19          .50          .69
 1997 . . . . . . . . . . . .          17.19            .18         1.26                 1.44          .20         1.52         1.72

 INVESTMENT GRADE
 ----------------
 1/7/92* to 12/31/92   . . .          $10.00          $ .43      $   .44               $  .87       $  .34       $   --      $   .34
 1993 . . . . . . . . . . . .          10.53            .65          .49                 1.14          .71          .01          .72
 1994 . . . . . . . . . . . .          10.95            .67        (1.06)                (.39)         .16          .09          .25
 1995 . . . . . . . . . . . .          10.31            .67         1.28                 1.95          .53           --          .53
 1996 . . . . . . . . . . . .          11.73            .72         (.42)                 .30          .67           --          .67
 1997 . . . . . . . . . . . .          11.36            .74          .31                 1.05          .74           --          .74

 TARGET MATURITY 2007
 --------------------
 4/26/95* to 12/31/95  . . .          $10.00          $ .26      $  2.00                $2.26       $   --        $  --       $   --
 1996 . . . . . . . . . . . .          12.26            .56         (.83)                (.27)         .23          .05          .28
 1997 . . . . . . . . . . . .          11.71            .59          .90                 1.49          .57           --          .57

 TARGET MATURITY 2010
 --------------------
 4/30/96* to 12/31/96 . . . .         $10.00          $ .26      $   .90                $1.16       $   --        $  --           --
 1997 . . . . . . . . . . . .          11.16            .45         1.29                 1.74          .20           --          .20

 UTILITIES INCOME
 ----------------
 11/15/93* to 12/31/93  . . .         $10.00          $ .01      $  (.07)               $(.06)      $   --        $  --           --
 1994 . . . . . . . . . . . .           9.94            .24         (.96)                (.72)         .03           --          .03
 1995 . . . . . . . . . . . .           9.19            .28         2.46                 2.74          .19           --          .19
 1996 . . . . . . . . . . . .          11.74            .32          .78                 1.10          .27           --          .27
 1997 . . . . . . . . . . . .          12.57            .37         2.64                 3.01          .36          .27          .63



   (a) Annualized
      * Commencement of operations
      + Some or all expenses have been waived or assumed by the
        investment adviser from commencement of operations through ++ December 31, 1997.
    +++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures. Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


------------------------------------------------------------------------------------------------------------------------------------
                                                  RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------


                                                                            RATIO TO AVERAGE NET
                                                                                ASSETS BEFORE
                                                  RATIO TO AVERAGE            EXPENSES WAIVED OR
                                                    NET ASSETS +                    ASSUMED
                                                  ----------------          --------------------
    NET ASSET                     NET ASSETS                        NET                         NET
        VALUE                         END OF                    INVEST-                     INVEST-
    ---------          TOTAL          PERIOD                       MENT                        MENT       PORTFOLIO          AVERAGE
       END OF     RETURN ++              (IN       EXPENSES      INCOME       EXPENSES       INCOME        TURNOVER       COMMISSION
       PERIOD            (%)      THOUSANDS)            (%)         (%)             (%)         (%)        RATE (%)         RATE +++
------------------------------------------------------------------------------------------------------------------------------------
       $10.37        5.21(a)        $  3,946           --          .99(a)      3.43(a)       (2.43)(a)         29        $      --
        11.87       15.24              8,653         1.70          .75         2.27            .18             70               --
        11.37       (1.13)            12,246         1.03         1.55         1.38           1.20             36               --
        13.74       22.17             21,009         1.14          .97          N/A            N/A             37               --
        13.51       (1.29)            31,308         1.03         1.22          N/A            N/A             36               --
        15.58       18.70             41,012         1.02         1.42          N/A            N/A             45               --
        17.19       15.23             57,955         1.12         1.25          N/A            N/A             67            .0093
        16.91        9.09             74,463         1.13         1.15          N/A            N/A             71            .0042


        10.53        8.91(a)        $  4,707          .23(a)      6.16(a)       .93(a)        5.46(a)          72        $      --
        10.95       10.93             10,210          .35         6.32          .85           5.82             64               --
        10.31       (3.53)            11,602          .37         6.61          .92           6.06             15               --
        11.73       19.69             16,262          .51         6.80          .91           6.40             26               --
        11.36        2.84             16,390          .60         6.47          .88           6.19             19               --
        11.67        9.81             17,220          .60         6.54          .87           6.27             41               --


        12.26       22.60           $  9,860          .04(a)      6.25(a)       .87(a)        5.42(a)          28        $      --
        11.71       (2.16)            14,647          .60         6.05          .82           5.83             13               --
        12.63       13.38             20,300          .60         5.91          .82           5.69              1               --


        11.16       11.60           $  2,195          .60(a)      6.05(a)       .98(a)        5.67(a)           0        $      --
        12.70       15.86              5,209          .60         5.88          .87           5.61             13               --


         9.94       (4.66)(a)       $    494           --         1.46(a)      3.99(a)       (2.52)(a)          0        $      --
         9.19       (7.24)             4,720          .17         4.13          .95           3.35             31               --
        11.74       30.26             14,698          .41         4.23          .91           3.73             17               --
        12.57        9.57             24,108          .60         3.48          .86           3.22             45            .0707
        14.95       25.07             33,977          .67         3.12          .85           2.94             64            .0681


                      INVESTMENT OBJECTIVES AND POLICIES

BLUE CHIP FUND

     BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

     The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

     The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" and the SAI for additional information concerning these securities.

CASH MANAGEMENT FUND

     CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.
The Fund generally can invest only in securities that mature or are deemed to mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
In
managing the Fund's investment portfolio, the Adviser may employ various professional money management techniques in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the composition and the average-weighted maturity of the Fund's portfolio based upon the Adviser's assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among money market instruments that regularly occur in the money market.

     The Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information on repurchase agreements.

     The Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). The Fund may invest in floating and variable rate demand notes and bonds that permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

     The Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Life Series Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

     In periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares likely will be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's yield. In periods of rising interest rates, the opposite may be true.

DISCOVERY FUND

     DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing, under normal market conditions, in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

     The Fund seeks to invest in the common stock of companies that the Adviser believes are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (I.E., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Fund considers to be market capitalization of up to $1.5 billion. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

     Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

     Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small to medium market capitalization which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

     The majority of the Fund's investments are expected to be securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

     The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts."

     The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper. Certificates of deposit and bankers' acceptances. See "Description of Certain Securities, Other Investment Policies and Risk Factors" and the SAI for more information regarding these securities.

GOVERNMENT FUND

     GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities," below.

     The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Federal Home Loan Bank (which may borrow from the U.S. Treasury to meet its obligations but the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet it obligations); and the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See "Mortgage-Backed Securities," below.

     The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 35% of its net assets in securities issued on when-issued or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for a further discussion of these securities.

     For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

GROWTH FUND

     The investment objective of GROWTH FUND is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may invest up to 5% of its total assets in common stocks issued by foreign companies that are denominated in U.S. currency; provided, however, that the Fund may invest without limit in U.S. dollar denominated foreign securities listed on the NYSE. The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.

HIGH YIELD FUND

     HIGH YIELD FUND primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Deep Discount Securities," below.

     The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.

     The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

     In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.

     The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

     Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

     A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes or to seek capital appreciation.

     Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities" and Appendix A for a description of corporate bond ratings.

     The dollar weighted average of credit ratings of all bonds held by the Fund during the 1997 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1997 fiscal year and is not necessarily representative of the Fund as of the end of its 1997 fiscal year, the current fiscal year or at any other time in the future.


                                                  COMPARABLE QUALITY OF
                                                  UNRATED SECURITIES TO
                              RATED BY MOODY'S    BONDS RATED BY MOODY'S
                              ----------------    ----------------------
          Baa                       0.0%                   0.50%
          Ba                        8.18                   0.0
          B                        81.18                   3.45
          Caa                       0.46                   3.47
                                   -----                   ----
          Total                    89.36%                  7.42%



INTERNATIONAL SECURITIES FUND

     INTERNATIONAL SECURITIES Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Board, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.

     The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

     The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies. See the SAI for further information concerning these securities.

INVESTMENT GRADE FUND

     INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of

U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities) dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

     The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities" and Appendix A for a description of corporate bond ratings.

     For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.

TARGET MATURITY 2007 FUND
TARGET MATURITY 2010 FUND

     TARGET MATURITY 2007 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

     TARGET MATURITY 2010 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity consistent with the preservation of capital.

     Each Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to TARGET MATURITY 2007 FUND, these investments will mature no later than December 31, 2007 and, with respect to TARGET MATURITY 2010 FUND, these investments will mature no later than December 31, 2010. December 31, 2007 and December 31, 2010 are herein collectively referred to as the "Maturity Date." On the Maturity Date, each Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

     Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and other distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

     A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

     Each Fund primarily will purchase three types of zero coupon securities:
 (1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security.

Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.

     Each Fund may invest up to 35% of its total assets in the following instruments: interest-bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for Target Maturity 2007 Fund, zero coupon securities maturing beyond 2007, and, for Target Maturity 2010 Fund, zero coupon securities maturing beyond 2010; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information regarding these types of investments.

UTILITIES INCOME FUND

     The primary investment objective of UTILITIES INCOME FUND is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

     The utilities companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

     Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

     The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utilities companies; U.S. Government Obligations (including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. The Fund may invest up to 10% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

     GENERAL. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

     AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, GROWTH FUND, UTILITIES INCOME FUND and DISCOVERY FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. INTERNATIONAL SECURITIES FUND and GROWTH FUND may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. GDRs are considered to be foreign securities by INTERNATIONAL SECURITIES FUND and GROWTH FUND. See the SAI for more information on ADRs.

   BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

   CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit. The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

   COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

   DEBT SECURITIES. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See "High Yield Securities " and Appendix A for a description of corporate bond ratings.

   DEEP DISCOUNT SECURITIES. HIGH YIELD FUND may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield
Securities," below.   High Yield Securities are subject to certain risks that
may not be present with investments in higher grade debt securities.

   EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

   FOREIGN SECURITIES. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because none of these Funds currently intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. Risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

   INTERNATIONAL SECURITIES FUND'S and DISCOVERY FUND'S investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   HIGH YIELD SECURITIES. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

   EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. High Yield Securities rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.
In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

   Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

   THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

   CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

   LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

   The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

MORTGAGE-BACKED SECURITIES

   Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

   GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

   COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

   STRIPPED MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


   RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.


   PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

   REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

   RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. Each Fund, other than CASH MANAGEMENT FUND, may invest up to 15% of its net assets in illiquid securities. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which Life Series Fund's Board of Trustees or the Adviser or the Subadviser, as applicable, has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted and illiquid securities.

   Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which GOVERNMENT FUND may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

   TIME DEPOSITS. CASH MANAGEMENT FUND may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal or interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

   UTILITIES INDUSTRIES. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fund and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.

   In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and line of business, creating new areas of competition with the utilities industries. This trend towards deregulation and the emergence of new entrants have caused non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

   Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes there can be no assurance that the Fund will benefit from any such changes.

   Foreign utilities companies may be more heavily regulated than U.S. utilities companies which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law.

There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

   Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

   Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

   VARIABLE RATE AND FLOATING RATE NOTES. CASH MANAGEMENT FUND may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

   The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund will invest in obligations that are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

   VARIABLE RATE DEMAND INSTRUMENTS. CASH MANAGEMENT FUND may invest in variable rate demand instruments ("VRDIs"). VRDIs generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on VRDIs is adjusted periodically, and the holder of a VRDI can demand payment of all unpaid principal plus accrued interest from the issuer on not more than seven calendar days' notice. An unrated VRDI purchased by the Fund must be backed by a standby letter of credit of a creditworthy financial institution or a similar obligation of at least equal quality. The Fund periodically reevaluates the credit risks of such unrated instruments. There is a recognized after-market for VRDIs. VRDIs may include instruments where adjustments to interest rates are limited either by state law or the instruments themselves. As a result, these instruments may experience greater changes in value than would otherwise be the case. The maturity of VRDIs is deemed to be the longer of the (a) demand period or (b) time remaining until the next adjustment to the interest rate thereon, regardless of the stated maturity on the instrument. Benefits of investing in VRDIs may include reduced risk of capital depreciation and increased yield when market interest rates rise. However, owners of such instruments forego the opportunity for capital appreciation when market interest rates fall. See the SAI for more information concerning VRDIs.

   WARRANTS. HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND and UTILITIES INCOME FUND may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. HIGH YIELD FUND may invest up to 35% of its total assets in warrants. International Securities Fund may invest up to 15% of its total assets in warrants. UTILITIES INCOME FUND may invest up to 65% of its total assets in warrants.

   WHEN-ISSUED SECURITIES. GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND AND UTILITIES INCOME FUND each may invest up to 5%, and Government Fund may invest up to 25%, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. Under such an arrangement, delivery of, and payment for, a security occurs up to 60 days after the agreement to purchase the security is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when a Fund agrees to purchase the securities "when-issued." When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in a Fund incurring a loss or missing an opportunity to make an alternative investment. Each Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. For a further discussion of when-issued securities, see "When-Issued Securities" in the SAI.


   ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


   ZERO COUPON SECURITIES-RISK FACTORS. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

   Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of both the TARGET MATURITY 2007 FUND and TARGET
MATURITY 2010 FUND is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

OTHER INVESTMENT POLICIES -- PORTFOLIO TURNOVER

   The GOVERNMENT FUND was substantially restructured during 1997 to improve its total return. In particular, the Fund purchased seasoned, high coupon mortgage-backed bonds with very low prepayments; and the Fund purchased U.S. Treasury and Agency securities to extend its duration. In addition, the Fund occasionally bought or sold Treasury and Agency securities to make incremental changes in the Fund's duration. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1997 of 134%. A high rate of portfolio turnover (100% or more) generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.

                               HOW TO BUY SHARES

   Investments in a Fund are only available through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. Purchase payments for the Contracts are also paid into a unit investment trust, Separate Account D. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value." For a discussion of pricing when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.


                             HOW TO REDEEM SHARES

   Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value, less any applicable contingent deferred sales charge, of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                  MANAGEMENT

   BOARD OF TRUSTEES. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

   ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for INTERNATIONAL SECURITIES FUND and GROWTH FUND, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and Administrative Data Management Corp. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


   As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees were 0.75% of average daily net assets for each of BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND and INTERNATIONAL SECURITIES FUND, 0.60% of average daily net assets, net of waiver, for each of CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND.

   SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund, on behalf of INTERNATIONAL SECURITIES FUND and GROWTH FUND, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of INTERNATIONAL SECURITIES FUND and GROWTH FUND, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


   WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1998, WMC held investment management authority with respect to approximately $178 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 93 registered investment companies or series of such companies, with net assets of approximately $117 billion as of December 31, 1997. WMC is not affiliated with the Adviser or any of its affiliates.


   For the fiscal year ended December 31, 1997, the Subadviser's fees amounted to 0.30% of GROWTH FUND'S average daily net assets and 0.37% of INTERNATIONAL SECURITIES FUND'S average daily net assets, all of which was paid by the Adviser and not by the Funds.


   PORTFOLIO MANAGERS. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the DISCOVERY FUND since 1988. Ms. Poitra also is responsible for the management of certain other First Investors funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst


   Since January 1, 1998, THE BLUE CHIP FUND has been co-managed by Dennis T. Fitzpatrick and Kimberly Speegle. Mr. Fitzpatrick and Ms. Speegle also co-manage certain other First Investors funds. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group. Ms. Speegle joined FIMCO in August 1997 as an Assistant Portfolio Manager. From March 1997 to August 1997, Ms. Speegle was an Investment Analyst at Sale Asset Management and from 1992 to 1995, she was a Portfolio Manager for the Clark Family.


   George V. Ganter has been Portfolio Manager of the HIGH YIELD FUND since 1989. Mr. Ganter is also Portfolio Manager of certain other First Investors funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.


   Since early January 1998, Jack B. Wolfman has been Portfolio Manager of the UTILITIES INCOME FUND. Mr. Wolfman also is Portfolio Manager of the Utilities Income Fund of First Investors Series Fund II, Inc. Prior to joining FIMCO on January 7, 1998, Mr. Wolfman was an Analyst with the New York City Housing Authority, Office of Administrative Methods and Analysis from 1996 to 1998, a Senior Economist, North American Director with Wharton Econometric Forecasting Associates, Inc. from 1992 to 1993, a Senior Economist with Economic

Consulting & Planning, Inc. from 1987 to 1992 and an Economist with Merrill Lynch Economics, Inc. from 1980 to 1987.


   Since late May 1997, the INVESTMENT GRADE FUND has been co-managed by Ms. Nancy Jones and Mr. Clark D. Wagner. From its inception to May 1997, Ms. Jones had primarily responsibility for the day-to-day management of the INVESTMENT GRADE FUND. Ms. Jones also is Portfolio Manager of certain other First Investors funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.


   Since October 1995, Clark D. Wagner has been primarily responsible for the day-to-day management of the GOVERNMENT FUND and the TARGET MATURITY 2007 FUND. Mr. Wagner has also been primarily responsible for the day-to-day management of TARGET MATURITY 2010 FUND since its inception in 1996. Mr. Wagner has also been co-manager of the INVESTMENT GRADE FUND since May 1997. Mr. Wagner is also Portfolio Manager of certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


   Since August 1995, WMC's Growth Investment Team, a group of equity portfolio managers and senior investment professionals, has assumed responsibility for managing the GROWTH FUND.


   Since April 1994, INTERNATIONAL SECURITIES FUND has been managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad. Trond Skramstad, Senior Vice President and Director of International Equity Investments, and Andrew
S. Offit, Vice President and Associate Portfolio Manger, have primary responsibility for the day to day management of the INTERNATIONAL SECURITIES FUND. Mr. Skramstad is chairman of WMC's Global Equity Strategy Group which is a group of regional equity portfolio managers and senior investment professionals responsible for providing investment research and recommendations.


   Prior to joining WMC in 1993, Mr. Skramstad was an international equity portfolio manager and principal at Scudder, Steven & Clark since 1990. Prior to joining WMC in 1997, Mr. Offit was a portfolio manager at Chestnut Hill Management during 1997, and at Fidelity Investments since 1987.

   BROKERAGE. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. The NYSE currently observes the following holidays: New Year's Day, Martin Luther

King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   The investments in CASH MANAGEMENT FUND, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

   Dividends from net investment income are generally declared and paid annually by each Fund, other than CASH MANAGEMENT FUND, which generally declares dividends from net investment income daily and pays them monthly. For the purposes of determining dividends, the net investment income of each Fund, other than CASH MANAGEMENT FUND, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of CASH MANAGEMENT FUND for those purposes consists of (i) accrued interest, plus or minus (ii) all realized short-term gains and losses on the Fund's securities, less (iii) accrued expenses. Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than CASH MANAGEMENT FUND, which does not anticipate realizing any such gain. INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND also distribute any net realized gains from foreign currency transactions with their annual distribution. Each dividend and other distribution is paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                     TAXES

   Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND, net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

   Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund the Policies and Contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity or variable life insurance contract. Please refer to "Federal Income Tax Status" in the Prospectuses of the Separate Accounts for information as to the tax status of those accounts and the holders of the Contracts or Policies.

   Each Fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Funds by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of each Separate Account -- and of each Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of the related Separate Account -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of the Separate Accounts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                              GENERAL INFORMATION

   ORGANIZATION. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into eleven separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

   CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the INTERNATIONAL SECURITIES FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the INTERNATIONAL SECURITIES FUND and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

   TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

   SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.


   ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES TO SHAREHOLDERS. It is each Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Life Series Fund's intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered.

Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.


   YEAR 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Subadviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   2.     Nature of and provisions of the obligation;

   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

   B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

   CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

   CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

   C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI The rating "CI" is reserved for income bonds on which no interest is being paid.

   D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

   Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                  TABLE OF CONTENTS


Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . .  .4
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . .  11
How to Buy Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . .  35
Dividends and Other Distributions. . . . . . . . . . . . . . . . . . . .  36
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39



INVESTMENT ADVISER                           CUSTODIANS
First Investors Management                   The Bank of New York
  Company, Inc.                              48 Wall Street
95 Wall Street                               New York, NY  10286
New York, NY  10005
                                             Brown Brothers
SUBADVISER                                     Harriman & Co.
Wellington Management                        40 Water Street
  Company, LLP                               Boston, MA  02109
75 State Street
Boston, MA  02109                            AUDITORS
                                             Tait, Weller & Baker
TRANSFER AGENT                               8 Penn Center Plaza
Administrative Data                          Philadelphia, PA  19103
  Management Corp.
581 Main Street                              LEGAL COUNSEL
Woodbridge, NJ  07095-1198                   Kirkpatrick & Lockhart LLP
                                             1800 Massachusetts Avenue, N.W.
                                             Washington, D.C.  20036



THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY LIFE SERIES FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LIFE SERIES FUND, FIRST INVESTORS CORPORATION, OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SHARES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

First Investors Life
Variable Annuity
Fund C
-----------------------
First Investors
Life Series Fund
-----------------------
Blue Chip Fund
Cash Management Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007 Fund
Target Maturity 2010 Fund
Utilities Income Fund

Prospectuses
----------------------------
April 30, 1998

First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of
a circle containing the words "MAILED FROM ZIP CODE   11201" appears on the
righthand side.

The following language appears on the lefthand side.

FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

LIFE325

                     FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

                        INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                      OFFERED BY

                        FIRST INVESTORS LIFE INSURANCE COMPANY


               STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998




     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for First Investors Life Variable Annuity Fund C, dated April 30, 1998 which may be obtained at no cost by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005, or by telephoning (212) 858-8200.





                                  TABLE OF CONTENTS

                                                                       Page
                                                                       ----


     General Description . . . . . . . . . . . . . . . . . . . . . . .    2
     Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Annuity Payments. . . . . . . . . . . . . . . . . . . . . . . . .    3
     Other Information . . . . . . . . . . . . . . . . . . . . . . . .    4
     Performance Information . . . . . . . . . . . . . . . . . . . . .    5
     Relevance of Financial Statements . . . . . . . . . . . . . . . .    9
     Appendices. . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Financial Statements. . . . . . . . . . . . . . . . . . . . . . .   15

                                 GENERAL DESCRIPTION

     FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for First Investors Life Series Fund ("Life Series Fund"). Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

     SEPARATE ACCOUNT C. First Investors Life Variable Annuity Fund C ("Separate Account C") was established on December 21, 1989 under the provisions of the New York Insurance Law. The assets of Separate Account C are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account C is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account C.

     The assets of Separate Account C are invested at net asset value in shares of the corresponding series (each a "Fund" and collectively "Funds") of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of Life Series Fund. The eleven Funds of Life Series Fund may be referred to as: First Investors Life Blue Chip Fund, First Investors Life Cash Management Fund, First Investors Life Discovery Fund, First Investors Life Government Fund, First Investors Life Growth Fund, First Investors Life High Yield Fund, First Investors Life International Securities Fund, First Investors Life Investment Grade Fund, First Investors Life Target Maturity 2007 Fund, First Investors Life Target Maturity 2010 Fund and First Investors Life Utilities Income Fund.

                                       SERVICES

     CUSTODIAN. First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account C.

     INDEPENDENT PUBLIC ACCOUNTANTS. Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, PA 19102, independent certified public accountants, has been selected as the independent accountants for Separate Account C. First Investors Life pays Tait, Weller & Baker a fee for serving as the independent accountants for Separate Account C which is set by the Audit Committee of the Board of Directors of First Investors Life.




     UNDERWRITER. First Investors Life and Separate Account C have entered into an Underwriting Agreement with FIC. FIC, an affiliate of First Investors Life, and of the Adviser has its principal business address at 95 Wall Street, New York, New York 10005. For the fiscal years ending December 31, 1995, 1996, and 1997, FIC received fees of $3,768,771, $4,512,351, and $4,676,950, respectively, in connection with the distribution of the Contracts in a continuous offering.

     The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

                                   ANNUITY PAYMENTS

     VALUE OF AN ACCUMULATION UNIT. For each Subaccount of Separate Account C, the value of an Accumulation Unit was arbitrarily initially set at $10.00. The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B).
The investment performance of each Fund, and expenses and deductions of certain charges affect the Accumulation Unit Value. The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

     NET INVESTMENT FACTOR. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)  is the net result of:

     (1) the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex-dividend" date occurs during the current Valuation Period.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks. Such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount. This percentage represents approximately 0.60% charge for the mortality risk assumed and 0.40% charge for the expense risk assumed.

     The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

     VALUE OF AN ANNUITY UNIT. For each Subaccount of Separate Account C, the value of an Annuity Unit was arbitrarily initially set at $10.00. The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum, which is assumed in the Annuity Tables contained in the Contract. (For an illustration of this calculation, see Appendix III, Example A.)

     AMOUNT OF ANNUITY PAYMENTS. When annuity payments are to commence, the Accumulated Value to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date by the number of Accumulation Units owned. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. At that time any applicable Premium taxes not previously deducted will be deducted from the Accumulated Value to determine the Net Accumulated Value. The resultant value is then applied to the Annuity Tables set forth in the Contract to determine the amount of the first monthly annuity payment. The Contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied. These Annuity Tables vary according to the Annuity Option selected by the Contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date. The Contract contains a formula for determining the adjusted age, and the Annuity Tables are determined from the Progressive

Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900. Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

     The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Valuation Date on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount. This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date. This number of Annuity Units remains fixed for all variable annuity payments. The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Valuation Date on or immediately preceding the seventh day before the due date of the payment. The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month. (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

     A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

                                  OTHER INFORMATION

     TIME OF PAYMENTS. All payments due under the Contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination. However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the Contracts (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund are not reasonably practical or it is not reasonably practical to determine the value of the Fund's net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

     REPORTS TO CONTRACTOWNERS. First Investors Life will mail to each Contractowner, at the last known address of record at the Home Office of First Investors Life, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the Contract for each Subaccount and the Accumulation Unit Values. In addition, latest available reports of Life Series Fund will be mailed to each Contractowner.

     ASSIGNMENT. Any amounts payable under the Contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due. To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary. The Contracts may be assigned. No assignment of a Contract shall be binding on First Investors Life unless such assignment is in writing and is filed with First Investors Life at its Home Office.

                               PERFORMANCE INFORMATION

     Separate Account C may advertise the performance of the Subaccounts in various ways.

     The yield for a Subaccount (other than the Cash Management Subaccount) is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of net investment income earned by the Subaccount during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of Accumulation Units of the Subaccount outstanding during the base period and (B) the maximum public offering price per Accumulation Unit on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Subaccount's yield. For this calculation, interest earned on debt obligations held by the underlying Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

     For a Subaccount, other than the Cash Management Subaccount, the Subaccount's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                    1/n
          T=[(ERV/P)   ]-1

     The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

          [ERV-P]/P  = TOTAL RETURN

     In providing such performance data, each Subaccount, other than the Cash Management Subaccount, will assume the payment of the maximum sales charge of 7.00% (as a percentage of the purchase payment) on the initial investment and the payment of the Mortality and Expense Risk Charges of 1.00% ("P"). Each Subaccount, other than the Cash Management Subaccount, will assume that during the period covered all dividends and capital gain distributions are paid at net asset value per Accumulation Unit, and that the investment is redeemed at the end of the period.

     Average annual total return and total return computed at the offering price for the periods ended December 31, 1997 for each Subaccount, other than the Cash Management Subaccount, are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN(1)




                                                                         Life of
                                        One Year        Five Years     Subaccount(2)
                                        --------        ----------     --------------
 Blue Chip Subaccount                    16.64%           14.27%           15.12%
 Discovery Subaccount                     7.55            11.59            17.86
 Government Subaccount                     .01             3.23             4.13
 Growth Subaccount                       19.03            12.86            15.62
 High Yield Subaccount                    3.56             9.29            12.32
 International Securities Subaccount       .46             9.70             8.65
 Investment Grade Subaccount              1.03             5.02             5.46
 Target Maturity 2007 Subaccount          4.37              N/A             8.05
 Target Maturity 2010 Subaccount          6.65              N/A            10.58
 Utilities Income Subaccount             15.12              N/A             9.74

TOTAL RETURN(1)

                                                                        Life of
                                        One Year        Five Years      Subaccount(2)
                                        --------        ----------      -------------

 Blue Chip Subaccount                    16.64%           94.84%           176.07%
 Discovery Subaccount                     7.55            73.06            227.15
 Government Subaccount                     .01            17.23             27.42
 Growth Subaccount                       19.03            83.14            184.99
 High Yield Subaccount                    3.56            55.88            131.19
 International Securities Subaccount       .46            58.88             81.98
 Investment Grade Subaccount              1.03            27.75             37.46
 Target Maturity 2007 Subaccount          4.37              N/A             23.11
 Target Maturity 2010 Subaccount          6.65              N/A             18.29
 Utilities Income Subaccount             15.12              N/A             46.77


     Nonstandardized average annual total return and total return may also be advertised using reduced sales charge levels or at net asset value per Accumulation Unit. In such a case, the initial investment will either reflect a reduced sales load or no sales load. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Nonstandardized average annual total return and total return computed at net asset value for the periods ended December 31, 1997 for each Subaccount, other than the Cash Management Subaccount, are set forth in the tables below:



_________________
(1) The return figures assume the current maximum sales charge of 7.00%. Prior to December 30, 1991, the maximum sales charge for Separate Account C was 7.25%. Some of the expenses for the underlying Funds were waived or reimbursed from commencement of operations through December 31, 1997. Accordingly, return figures for the Subaccounts are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for the Subaccounts are as follows: Blue Chip Subaccount, Cash Management Subaccount, Discovery Subaccount, Growth Subaccount, High Yield Subaccount and International Securities Subaccount - October 16, 1990; Government Subaccount and Investment Grade Subaccount - January 7, 1992; Utilities Income Subaccount - November 16, 1993; Target Maturity 2007 Subaccount
- April 24, 1995; Target Maturity 2010 Subaccount - April 29, 1996.

NONSTANDARDIZED AVERAGE ANNUAL TOTAL RETURN (1)


                                                                                Life of
                                               One Year        Five Years      Subaccount(2)
                                               --------        ----------      -------------
 Blue Chip Subaccount                          25.43%          15.95%            16.28%
 Discovery Subaccount                          15.66           13.22             19.05
 Government Subaccount                          7.56            4.74              5.40
 Growth Subaccount                             28.00           14.51             16.80
 High Yield Subaccount                         11.37           10.89             13.46
 International Securities Subaccount            8.00           11.31              9.75
 Investment Grade Subaccount                    8.68            6.55              6.74
 Target Maturity 2007 Subaccount               12.21             N/A             11.00
 Target Maturity 2010 Subaccount               14.68             N/A             15.47
 Utilities Income Subaccount                   25.07             N/A             12.83

TOTAL RETURN(1)


                                                                             Life of
                                            One Year        Five Years      Subaccount(2)
                                            --------        ----------      -------------
 Blue Chip Subaccount                        25.43%          109.56%           196.79%
 Discovery Subaccount                        15.66            86.07            251.72
 Government Subaccount                        7.56            26.04             36.97
 Growth Subaccount                           28.00            96.90            206.50
 High Yield Subaccount                       11.37            67.68            148.62
 International Securities Subaccount          8.00            70.90             95.70
 Investment Grade Subaccount                  8.68            37.32             47.77
 Target Maturity 2007 Subaccount             12.21              N/A             32.35
 Target Maturity 2010 Subaccount             14.68              N/A             27.17
 Utilities Income Subaccount                 25.07              N/A             64.60



     Return information may be useful to investors in reviewing a Subaccount's performance. However, the total return and average annual total return will fluctuate over time and the return figures for any given past period is not an indication or representation by Separate Account C of future rates of return of any Subaccount.

     At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce such Fund's expenses. Any such waiver or reimbursement would increase the corresponding Subacount's total return, average annual total return and yield during the period of the waiver or reimbursement.

     Each Subaccount may include in advertisements and sales literature, examples, information and statistics that illustrate the effect of taxable versus tax-deferred compounding income at a fixed

--------------------------

(1) Some of the expenses for the underlying Funds were waived or reimbursed from commencement of operations through December 31, 1997. Accordingly, return figures for the Subaccounts are higher than they would have been had such expenses not been waived or reimbursed.


(2) The inception dates for the Subaccounts are as follows: Blue Chip Subaccount, Cash Management Subaccount, Discovery Subaccount, Growth Subaccount, High Yield Subaccount and International Securities Subaccount - October 16, 1990; Government Subaccount and Investment Grade Subaccount - January 7, 1992; Utilities Income Subaccount - November 16, 1993; Target Maturity 2007 Subaccount
- April 24, 1995; Target Maturity 2010 Subaccount - April 29, 1996.

rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional Accumulation Units. The examples may include hypothetical returns comparing taxable versus tax-deferred growth. The examples used will be for illustrative purposes only and are not representations by any Subaccount of past or future yield or return of any of the Subaccounts.

     From time to time, in reports and promotional literature, Separate Account C may compare the performance of its Subaccounts to, or cite the historical performance of, other variable annuities. The performance rankings and ratings of variable annuities reported in L-VIPPAS, a monthly publication for insurance companies and money managers published by Lipper Analytical Services, Inc. and in Morningstar Variable Annuity Performance Report, also a monthly publication published by Morningstar, Inc., may be used. Additionally, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES, CHANGING TIMES, FORTUNE, NATIONAL UNDERWRITER, etc., may also be used. Quotations from articles appearing in daily newspaper publications such as THE NEW YORK TIMES, THE WALL STREET JOURNAL and THE NEW YORK DAILY NEWS may be cited.

     DETERMINATION OF CURRENT AND EFFECTIVE YIELD. Separate Account C provides current yield quotations for the Cash Management Subaccount based on the underlying Fund's daily dividends. The underlying Fund declares dividends from net investment income daily and pays them monthly.

     For purposes of current yield quotations, dividends per Accumulation Unit for a seven-day period are annualized (using a 365-day year basis) and divided by the average value of an Accumulation Unit for the seven-day period.

     The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing the Cash Management Subaccount's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

     In addition to providing current yield quotations, Separate Account C provides effective yield quotations for the Cash Management Subaccount for a base period return of seven days. An effective yield quotation is determined by a formula which requires the compounding of the unannualized base period return.
 Compounding is computed by adding 1 to the unannualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     The following is an example, for purposes of illustration only, of the current and effective yield calculation for the seven day period ended December 31, 1997.

     Dividends per accumulation unit from net investment income
     (seven calendar days ended December 31, 1997)
     (Base Period)..........................................     $.00098011
     Annualized (365 day basis)*............................     $.050758442
     Average value per accumulation unit for the
     seven calendar days ended December 31, 1997............     $1.00
     Annualized historical yield per accumulation unit for
     the seven calendar days ended December 31, 1997........     5.11%
     Effective Yield**......................................     5.23%
     Weighted average life to maturity of the
     portfolio on December 31, 1997 was 56 days



     *This represents the average of annualized net investment income per accumulation unit for the seven calendar days ended December 31, 1997.


    **Effective Yield = [(Base Period Return + 1) 365/7] - 1


     The figures in the above example do not include the maximum sales charge of 7.00%. Accordingly, all yield quotations are higher than they would have been had such expense been included.

     Separate Account C's Prospectus and Statement of Additional Information may be in use for a full year and, accordingly, it can be expected that yields will fluctuate substantially from the example shown above.

                      RELEVANCE OF FINANCIAL STATEMENTS

     The values of the interests of Contractowners under the variable portion of the Contracts will be affected solely by the investment results of the Subaccounts. The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Contractowners under the Contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

                                      APPENDICES

                                      APPENDIX I

                                      EXAMPLE A
                       FORMULA AND ILLUSTRATION FOR DETERMINING
                      THE NET INVESTMENT FACTOR OF A SUBACCOUNT
                                OF SEPARATE ACCOUNT C


                         A + B
Net Investment Factor = ------ -D
                           C


Where:
A =  The Net Asset Value of a Fund share as of the
     end of the current Valuation Period.
     Assume. . . . . . . . . . . . . . . . . . . . . . . . . =    $8.51000000
B =  The per share amount of any dividend or capital
     gains distribution since the end of the immediately
     preceding Valuation Period.
     Assume. . . . . . . . . . . . . . . . . . . . . . . . . =              0
C =  The Net Asset Value of a Fund share as of the end of
     the immediately preceding Valuation Period.
     Assume. . . . . . . . . . . . . . . . . . . . . . . . . =    $8.39000000
D =  The daily deduction for mortality and expense risks,
     which totals 1.0% on an annual basis.
     On a daily basis. . . . . . . . . . . . . . . . . . . . =      .00002740


                                  8.51000000 + 0
Then, the Net Investment Factor = -------------- - .00002740 =     1.01427534
                                    8.39000000

                                      EXAMPLE B
                       FORMULA AND ILLUSTRATION FOR DETERMINING
                       ACCUMULATION UNIT VALUE OF A SUBACCOUNT
                                OF SEPARATE ACCOUNT C

Accumulation Unit Value = A x B
Where:

A =  The Accumulation Unit Value for the immediately
     preceding Valuation Period.
     Assume. . . . . . . . . . . . . . . . . . . . . . . . . =    $1.46328760
B =  The Net Investment Factor for the current
     Valuation Period.
     Assume. . . . . . . . . . . . . . . . . . . . . . . . . =     1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534 =     1.48417653


                                     APPENDIX II

                                      EXAMPLE A
                       FORMULA AND ILLUSTRATION FOR DETERMINING
                             DEATH BENEFIT PAYABLE UNDER
                      ANNUITY OPTION 4-UNIT REFUND LIFE ANNUITY

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

                         A               A
Annuity Units Payable = --- - (CxD), if --- is greater than CxD
                         B               B

Where:

A =  The Net Accumulated Value applied on the Annuity
     Commencement Date to purchase the Variable Annuity.
     Assume. . . . . . . . . . . . . . . . . . . . . . . . . =     $20,000.00

B =  The Annuity Unit Value at the Annuity Commencement Date.
     Assume. . . . . . . . . . . . . . . . . . . . . . . . . =    $1.08353012

C =  The number of Annuity Units represented by each
     payment made.
     Assume  . . . . . . . . . . . . . . . . . . . . . . . . =   116.61488844

D =  The total number of monthly Variable Annuity Payments made prior to the Annuitant's death.
     Assume. . . . . . . . . . . . . . . . . . . . . . . . . =             30


Then the number of Annuity Units Payable:

       $20,000.00
       ------------  -  (116.61488844 x 30)
       $1.08353012

     = 18,458.18554633  -  3,498.44665320

     = 14,959.73889313


If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

     14, 959.73889313 x $1.12173107 = $16,780.80

                                     APPENDIX III

                                      EXAMPLE A

                       FORMULA AND ILLUSTRATION FOR DETERMINING
                                ANNUITY UNIT VALUE OF
                                  SEPARATE ACCOUNT C


Annuity Unit Value = A x B x C

Where:

A =  Annuity Unit Value of the immediately preceding
        Valuation Period.
      Assume . . . . . . . . . . . . . . . . . . . . . . . . =    $1.10071211

B =  Net Investment Factor for the Valuation Period
        for which the Annuity Unit is being calculated.
      Assume . . . . . . . . . . . . . . . . . . . . . . . . =     1.00083530

C =  A factor to neutralize the assumed interest rate
        of 31/2% built into the Annuity Tables used.
     Daily factor equals . . . . . . . . . . . . . . . . . . =     0.99990575

Then, the Annuity Value is:

     $1.10071211 x 1.00083530 x 0.99990575 = $1.10152771


                                      EXAMPLE B

                       FORMULA AND ILLUSTRATION FOR DETERMINING
                AMOUNT OF FIRST MONTHLY VARIABLE ANNUITY PAYMENT FROM
                                  SEPARATE ACCOUNT C



                                            A
First Monthly Variable Annuity Payment = ------ x B
                                         $1,000

Where:

A = The Net Accumulated Value allocated to Separate
        Account C for the Valuation Date on or
        immediately preceding the seventh day
        before the Annuity Commencement Date.
      Assume . . . . . . . . . . . . . . . . . . . . . . . . =     $20,000.00

B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant
        according to the Annuity Tables contained in the Contract.
      Assume . . . . . . . . . . . . . . . . . . . . . . . . =          $6.40



                                           $20,000
Then, the first Monthly Variable Payment = -------  x $6.40 = $128.00
                                            $1,000


                                      EXAMPLE C

                       FORMULA AND ILLUSTRATION FOR DETERMINING
                  THE NUMBER OF ANNUITY UNITS FOR SEPARATE ACCOUNT C
                 REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT





                           A
Number of Annuity Units = ---
                           B
Where:
A =  The dollar amount of the first monthly
         Variable Annuity Payment.
      Assume . . . . . . . . . . . . . . . . . . . . . . . . =        $128.00

B =  The Annuity Unit Value for the Valuation Date
         on or immediately preceding the seventh day
         before the Annuity Commencement Date.
      Assume . . . . . . . . . . . . . . . . . . . . . . . . =    $1.09763000

                                      $128.00
Then, the number of Annuity Units = ----------- = 116.61488844
                                    $1.09763000


                                      EXAMPLE D

                       FORMULA AND ILLUSTRATION FOR DETERMINING
                 THE AMOUNT OF SECOND AND SUBSEQUENT MONTHLY VARIABLE
                       ANNUITY PAYMENTS FROM SEPARATE ACCOUNT C


Second Monthly Variable Annuity Payment = A x B

Where:

A =  The Number of Annuity Units represented by
         each monthly Variable Annuity Payment.
      Assume . . . . . . . . . . . . . . . . . . . . . . . . =   116.61488844

B =  The Annuity Unit Value for the Valuation Date
         on or immediately preceding the seventh day
         before the date on which the second (or
         subsequent) Variable Annuity Payment is due.
      Assume . . . . . . . . . . . . . . . . . . . . . . . . =    $1.11834234

Then, the second monthly Variable Annuity
  Payment = 116.61488844 x $1.11834234 = $130.42


The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund. If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result. Assume B above was $1.08103230.

Then, the second monthly Variable Annuity
Payment = 116.61488844 x $1.08103230 = $126.06

                             Financial Statements as of
                                 December 31, 1997

                  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


         We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1997 and 1996, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 19, 1998

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                                    BALANCE SHEETS
                                        ASSETS

                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                              -----------------    -----------------
Investments (note 2):
  Available-for-sale securities. . . . . . . . . . . . . . .     $125,380,627        $114,011,891
  Held-to-maturity securities. . . . . . . . . . . . . . . .        5,529,687           5,549,214
  Short term investments . . . . . . . . . . . . . . . . . .        3,083,769           7,667,491
  Policy loans . . . . . . . . . . . . . . . . . . . . . . .       21,527,810          18,865,648
                                                                 ------------        ------------

     Total investments . . . . . . . . . . . . . . . . . . .      155,521,893         146,094,244

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,145,215             901,980
Premiums and other receivables, net of allowances of
  $30,000 in 1997 and 1996 . . . . . . . . . . . . . . . . .        4,749,099           3,998,210
Accrued investment income. . . . . . . . . . . . . . . . . .        3,180,924           2,903,566
Deferred policy acquisition costs (note 6) . . . . . . . . .       18,446,716          17,547,129
Deferred Federal income taxes (note 7)     . . . . . . . . .        1,039,000             934,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,075,336 in 1997 and $925,736 in 1996. .           97,379             146,078
Other assets . . . . . . . . . . . . . . . . . . . . . . . .          120,044             136,302
Separate account assets. . . . . . . . . . . . . . . . . . .      642,453,414         465,456,848
                                                                 -------------        -----------
     Total assets. . . . . . . . . . . . . . . . . . . . . .     $826,753,684        $638,118,357
                                                                 ------------        ------------
                                                                 ------------        ------------

                        LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6) . . . . . . . . . . .     $115,281,318        $113,295,474
Claims and other contract liabilities. . . . . . . . . . . .       12,548,096          12,190,281
Accounts payable and accrued liabilities . . . . . . . . . .        4,426,355           3,730,943
Separate account liabilities . . . . . . . . . . . . . . . .      642,453,314         464,852,507
                                                                 ------------        ------------
     Total liabilities . . . . . . . . . . . . . . . . . . .      774,709,083         594,069,205
                                                                 ------------        ------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares. . . . . . . . . . .        2,538,163           2,538,163
Additional paid in capital . . . . . . . . . . . . . . . . .        6,496,180           6,496,180
Unrealized holding gains (losses) on available-for-sale
  securities (note 2). . . . . . . . . . . . . . . . . . . .        1,608,000             644,000
Retained earnings  . . . . . . . . . . . . . . . . . . . . .       41,402,258          34,370,809
                                                                 ------------        ------------
     Total stockholder's equity. . . . . . . . . . . . . . .       52,044,601          44,049,152
                                                                 ------------        ------------
     Total liabilities and stockholder's equity. . . . . . .     $826,753,684        $638,118,357
                                                                 ------------        ------------
                                                                 ------------        ------------


See accompanying notes to financial statements.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                                 STATEMENTS OF INCOME


                                                                    YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                                 DECEMBER 31, 1997   DECEMBER 31,1996     DECEMBER 31,1995
                                                                 -----------------   ----------------     ----------------
REVENUES
  Policyholder fees. . . . . . . . . . . . . . . . . . . . . .      $24,826,454        $22,955,165          $19,958,420
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .        6,279,137          6,725,329            7,293,719
  Investment income (note 2) . . . . . . . . . . . . . . . . .       10,259,601          9,771,389            9,363,212
  Realized gain (loss) on investments. . . . . . . . . . . . .          158,874           (221,025)             373,582
  Other income . . . . . . . . . . . . . . . . . . . . . . . .          702,644            704,678              835,703
                                                                    ------------       ------------         ------------
     Total income. . . . . . . . . . . . . . . . . . . . . . .       42,226,710         39,935,536           37,824,636
                                                                    ------------       ------------         ------------

BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities . . . . . . .       14,370,510         12,912,810           13,027,516
  Dividends to policyholders . . . . . . . . . . . . . . . . .        1,033,663            964,913              954,384
  Amortization of deferred acquisition costs (note 6). . . . .          663,200          1,454,408            1,672,429
  Commissions and general expenses . . . . . . . . . . . . . .       15,445,888         16,287,498           15,773,968
                                                                    ------------       ------------         ------------
     Total benefits and expenses . . . . . . . . . . . . . . .       31,513,261         31,619,629           31,428,297
                                                                    ------------       ------------         ------------

Income before Federal income tax . . . . . . . . . . . . . . .       10,713,449          8,315,907            6,396,339

Federal income tax (note 7):
  Current  . . . . . . . . . . . . . . . . . . . . . . . . . .        4,285,000          3,099,000            2,553,000
  Deferred . . . . . . . . . . . . . . . . . . . . . . . . . .         (603,000)          (286,000)            (376,000)
                                                                    ------------       ------------         ------------

                                                                      3,682,000          2,813,000            2,177,000
                                                                    ------------       ------------         ------------

Net Income . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 7,031,449        $ 5,502,907          $ 4,219,339
                                                                    ------------       ------------         ------------
                                                                    ------------       ------------         ------------

Income per share, based on 534,350 shares outstanding. . . . .      $     13.16        $     10.30          $      7.90
                                                                    ------------       ------------         ------------
                                                                    ------------       ------------         ------------



See accompanying notes to financial statements.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                          STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                    YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                 DECEMBER 31, 1997   DECEMBER 31,1996    DECEMBER 31,1995
                                                                 -----------------   ----------------    ----------------
Balance at beginning of year . . . . . . . . . . . . . . . . .      $ 44,049,152       $ 39,780,245        $ 31,196,906

Net income . . . . . . . . . . . . . . . . . . . . . . . . . .         7,031,449          5,502,907           4,219,339
Increase (decrease) in unrealized holding gains on
  available-for-sale securities. . . . . . . . . . . . . . . .           964,000         (1,234,000)          4,364,000
                                                                    ------------        ------------       ------------
Balance at end of year . . . . . . . . . . . . . . . . . . . .      $ 52,044,601       $ 44,049,152        $ 39,780,245
                                                                    ------------        ------------       ------------
                                                                    ------------        ------------       ------------



                               STATEMENTS OF CASH FLOWS


                                                                    YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                 DECEMBER 31, 1997   DECEMBER 31,1996    DECEMBER 31,1995
                                                                 -----------------   ----------------    ----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received. . . . . . . . . . . . . . . .      $ 24,587,113        $ 22,925,131       $ 19,374,522
     Premiums received . . . . . . . . . . . . . . . . . . . .         6,088,582           6,413,009          6,895,096
     Amounts received on policyholder accounts . . . . . . . .       125,818,334         105,489,481         87,156,662
     Investment income received. . . . . . . . . . . . . . . .        10,263,095           9,964,169          9,360,894
     Other receipts. . . . . . . . . . . . . . . . . . . . . .            57,287              55,779             69,621
     Benefits and contract liabilities paid. . . . . . . . . .      (138,420,373)       (117,321,389)      (101,642,156)
     Commissions and general expenses paid . . . . . . . . . .       (20,899,476)        (20,857,687)       (18,176,870)
                                                                    ------------        ------------       ------------
     Net cash provided by (used for) operating activities. . .         7,494,562           6,668,493          3,037,769
                                                                    ------------        ------------       ------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities . . . . . . .        38,900,851          39,062,702         58,755,827
     Purchase of investment securities . . . . . . . . . . . .       (44,021,791)        (44,134,604)       (58,622,646)
     Purchase of furniture, equipment and other assets . . . .           (62,170)            (34,485)          (128,442)
     Net increase in policy loans. . . . . . . . . . . . . . .        (2,662,162)         (1,848,956)        (2,330,591)
     Investment in Separate Account  . . . . . . . . . . . . .           593,945                (200)          (500,000)
                                                                    ------------        ------------       ------------
     Net cash provided by (used for) investing activities. . .        (7,251,327)         (6,955,543)        (2,825,852)

     Net increase (decrease) in cash . . . . . . . . . . . . .           243,235            (287,050)           211,917

Cash
  Beginning of year  . . . . . . . . . . . . . . . . . . . . .           901,980           1,189,030            977,113
                                                                    ------------        ------------       ------------
  End of year  . . . . . . . . . . . . . . . . . . . . . . . .      $  1,145,215        $    901,980       $  1,189,030
                                                                    ------------        ------------       ------------
                                                                    ------------        ------------       ------------




The Company received a refund of Federal income tax of $79,000 in 1997 and $102,000 in 1996 and paid Federal income tax of $4,283,000 in 1997, $3,243,000 in 1996 and $2,125,000 in 1995.

See accompanying notes to financial statements.

                        FIRST INVESTORS LIFE INSURANCE COMPANY

                               STATEMENTS OF CASH FLOWS



                                                                     YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                                 DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995
                                                                 -----------------   -----------------   -----------------
Reconciliation of net income to net cash
   provided by (used for) operating activities:

  Net income . . . . . . . . . . . . . . . . . . . . . . . .        $ 7,031,449          $ 5,502,907        $ 4,219,339

  Adjustments to reconcile net income to net cash
            provided by (used for) operating activities:
          Depreciation and amortization. . . . . . . . . . .             117,804             130,924             141,121
          Amortization of deferred policy acquisition costs.             663,200           1,454,408           1,672,429
  Realized investment (gains) losses . . . . . . . . . . . .            (158,874)            221,025            (373,582)
          Amortization of premiums and discounts on
          investments. . . . . . . . . . . . . . . . . . . .             280,852             262,785             237,472
          Deferred Federal income taxes. . . . . . . . . . .            (603,000)           (286,000)           (376,000)
          Other items not requiring cash - net . . . . . . .               9,771               6,794            (112,268)

     (Increase) decrease in:
          Premiums and other receivables, net. . . . . . . .            (750,889)            336,385            (433,106)
          Accrued investment income. . . . . . . . . . . . .            (277,358)            (70,005)           (239,790)
          Deferred policy acquisition costs, exclusive
          of amortization. . . . . . . . . . . . . . . . . .          (1,866,787)         (1,275,323)         (1,117,752)
          Other assets . . . . . . . . . . . . . . . . . . .               9,323             (18,574)             64,490

     Increase (decrease) in:
          Policyholder account balances. . . . . . . . . . .           1,985,844             (78,699)         (1,882,591)
          Claims and other contract liabilities. . . . . . .             357,815             901,173             551,392
          Accounts payable and accrued liabilities . . . . .             695,412            (419,307)            686,615
                                                                    ------------         -----------        ------------

                                                                    $  7,494,562         $ 6,668,493        $  3,037,769
                                                                    ------------         -----------        ------------
                                                                    ------------         -----------        ------------



See accompanying notes to financial statements.

                        FIRST INVESTORS LIFE INSURANCE COMPANY

                            NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:
          (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;
          (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;
          (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;
          (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;
          (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

          (a)   ACCOUNTING ESTIMATES.    The preparation of financial statements
in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

          (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

          (c)  INVESTMENTS.   Investments in equity securities that have readily
determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:


          HELD-TO-MATURITY SECURITIES
Debt securities the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

          AVAILABLE-FOR-SALE SECURITIES
Debt and equity securities not classified in the other two categories are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "unrealized holding gains or losses on available-for-sale securities" in stockholder's equity.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

          Short term investments are reported at market value which approximates cost.

          Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:


                                                                   YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                                 DECEMBER 31,1997    DECEMBER 31, 1996   DECEMBER 31,1995
                                                                 ----------------    -----------------   ----------------

Interest on fixed maturities . . . . . . . . . . . . . . . .         $ 9,029,979         $ 8,559,429         $ 8,243,748
Interest on short term investments . . . . . . . . . . . . .             307,656             410,930             451,475
Interest on policy loans . . . . . . . . . . . . . . . . . .           1,268,834           1,151,681             973,242
Dividends on equity securities . . . . . . . . . . . . . . .                 --               43,756              58,305
                                                                    ------------         -----------        ------------

     Total investment income . . . . . . . . . . . . . . . .          10,606,469          10,165,796           9,726,770
     Investment expense. . . . . . . . . . . . . . . . . . .             346,868             394,407             363,558
                                                                    ------------         -----------        ------------

Net investment income. . . . . . . . . . . . . . . . . . . .         $10,259,601         $ 9,771,389         $ 9,363,212
                                                                    ------------         -----------        ------------
                                                                    ------------         -----------        ------------


The amortized cost and estimated market values of investments at December 31, 1997 and 1996 are as follows:




                                                                             GROSS               GROSS        ESTIMATED
                                                       AMORTIZED           UNREALIZED          UNREALIZED      MARKET
                                                         COST                GAINS               LOSSES         VALUE
                                                       ---------           ----------          ----------     ---------
AVAILABLE-FOR-SALE SECURITIES
DECEMBER 31, 1997

  U.S. Treasury Securities and obligations
     of U.S. Government Corporations
     and Agencies. . . . . . . . . . . . . . . . .   $ 39,532,729       $   975,819           $    --       $  40,508,548
  Debt Securities issued by
     States of the U.S.. . . . . . . . . . . . . .      7,309,135            92,015                --           7,401,150
  Corporate Debt Securities. . . . . . . . . . . .     67,900,325         1,739,318            75,913          69,563,730
  Other Debt Securities  . . . . . . . . . . . . .      7,606,438           300,761                --           7,907,199
                                                     ------------       -----------           -------        ------------

                                                     $122,348,627       $ 3,107,913           $75,913        $125,380,627
                                                     ------------       -----------           -------        ------------
                                                     ------------       -----------           -------        ------------

DECEMBER 31,1996

U.S. Treasury Securities and obligations
of U.S. Government Corporations
     and Agencies. . . . . . . . . . . . . . . . .  $  41,254,552      $    569,803         $ 157,020       $  41,667,335
  Debt Securities issued by
     States of the U.S.. . . . . . . . . . . . . .      5,525,022                --           172,264           5,352,758
  Corporate Debt Securities. . . . . . . . . . . .     56,013,590         1,217,747           297,752          56,933,585
  Other Debt Securities. . . . . . . . . . . . . .      9,952,727           133,266            27,780          10,058,213

                                                    -------------      ------------         ---------       -------------

                                                    $ 112,745,891      $  1,920,816         $ 654,816       $ 114,011,891
                                                     ------------      ------------         ---------       -------------
                                                     ------------      ------------         ---------       -------------

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)


  At December 31, 1997 and 1996, the Company recognized "Unrealized Holding Gains on Available-For-Sale Securities" of $1,608,000 and $644,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of $964,000, ($1,234,000) and $4,364,000 for 1997, 1996 and 1995, respectively is reported as a separate component of stockholders' equity.


HELD-TO-MATURITY SECURITIES
DECEMBER 31,1997
U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies*. . . . . . . . . . . . . . . . . .   $  3,419,687        $   90,126     $         700         $ 3,509,113
Corporate Debt Securities. . . . . . . . . . . . .      2,000,000           109,000                --           2,109,400
Other Debt Securities. . . . . . . . . . . . . . .        110,000                --                --             110,000
                                                     ------------        ----------     -------------         -----------

                                                     $  5,529,687        $  199,126     $         700         $ 5,728,513
                                                     ------------        ----------     -------------         -----------
                                                     ------------        ----------     -------------         -----------

DECEMBER 31,1996

U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies*. . . . . . . . . . . . . . . . . .   $  3,439,214         $  36,945       $    10,944         $ 3,465,215
Corporate Debt Securities. . . . . . . . . . . . .      2,000,000                --            66,200           1,933,800
Other Debt Securities. . . . . . . . . . . . . . .        110,000                --                --             110,000
                                                     ------------        ----------     -------------         -----------

                                                     $  5,549,214         $  36,945       $   77,144          $ 5,509,015
                                                     ------------        ----------     -------------         -----------
                                                     ------------        ----------     -------------         -----------

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

  The amortized cost and estimated market value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      HELD TO MATURITY                      AVAILABLE FOR SALE
                                               ----------------------------        ---------------------------------
                                               AMORTIZED          ESTIMATED          AMORTIZED            ESTIMATED
                                                 COST          MARKET VALUE             COST            MARKET VALUE
                                               ----------      ------------         -----------        ------------
Due in one year or less. . . . . . . . . .     $ 363,473         $  362,773       $  6,608,708         $  6,633,659
Due after one year through five years. . .     2,634,603          2,715,715         37,905,751           38,828,513
Due after five years through ten years . .       531,611            540,625         50,889,338           52,290,280
Due after ten years. . . . . . . . . . . .     2,000,000          2,109,400         26,944,831           27,628,175
                                               ----------       -----------       -------------        ------------

                                              $5,529,687         $5,728,513       $122,348,628         $125,380,627
                                               ----------        ----------       -------------        ------------
                                               ----------        ----------       -------------        ------------


Proceeds from sales of investments in fixed maturities were $34,316,604, $39,046,422 and $56,949,635 in 1997, 1996 and 1995, respectively. Gross gains of $374,583 and gross losses of $215,709 were realized on those sales in 1997. Gross gains of $185,708 and gross losses of $406,733 were realized on those sales in 1996. Gross gains of $578,810 and gross losses of $205,228 were realized on those sales in 1995.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY BENEFITS

     TRADITIONAL ORDINARY LIFE AND HEALTH

          Revenues from the traditional life insurance policies represent premiums which are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

     UNIVERSAL LIFE AND VARIABLE LIFE

          Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

          Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

     ANNUITIES

          Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

  (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

NOTE 3 -- FAIR VALUE OF FINANCIAL INSTRUMENTS


     The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturities and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

     The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1997, 1996 and 1995, the Company charged operations approximately $70,000, $100,000 and $40,000 respectively for its portion of the contribution.

     The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $419,000 in 1997, $414,000 in 1996 and $375,000 in 1995. The
accrued liability of approximately $2,913,000 in 1997 and $2,858,000 in 1996 was sufficient to cover the value of benefits provided by the plan.

     In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. The amount contributed by the Company in 1997 and 1996 was not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has agreements with affiliates and non-affiliates as follows:

     (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations which any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1997, 1996 and 1995. The Company also had assumed reinsurance amounting to approximately 20%, 21% and 20% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1997, 1996 and 1995, the Company paid approximately $1,114,000, $1,222,000 and $1,282,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $9,814,000 in 1997, $9,709,000 in 1996,and $8,739,000 in 1995 for
commissions relating to the sale of its products.
     The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $332,000 at December 31, 1997 and $326,000 at December 31, 1996.

     (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

  Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1997, 1996 and 1995 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                        NET INCOME                          CAPITAL SHARES AND SURPLUS
                                                  YEAR ENDED DECEMBER 31                           AT DECEMBER 31
                                                  ----------------------                    --------------------------
                                             1997           1996         1995          1997             1996           1995
                                          -----------   ----------    ----------    -----------     -----------    -----------
Reported on a statutory basis. . . . . .  $5,809,629    $5,002,533    $3,705,334    $32,159,721     $26,580,877    $21,600,537
                                          -----------   ----------    ----------    -----------     -----------    -----------

Adjustments:
  Deferred policy acquisition costs (b). .   351,239      (179,085)     (554,677)     18,446,716     17,547,129     17,318,214
  Future policy benefits (a) . . . . . .     133,848       514,086       422,387     (3,000,589)     (2,398,397)    (2,912,483)
  Deferred income taxes. . . . . . . . .     603,000       286,000       376,000      1,039,000         934,000         12,000
  Premiums due and deferred (e). . . . .      84,291        85,461        80,133     (1,274,816)     (1,359,107)    (1,444,568)
  Cost of colletion and other statutory
     liabilities . . . . . . . . . . . .        (924)      (12,283)      (16,318)        36,060          36,984         49,267
  Non-admitted assets. . . . . . . . . .          --            --            --        224,411         298,731        395,758
  Asset valuation reserve. . . . . . . .          --            --            --      1,325,986       1,136,664      1,016,830
  Interest maintenance reserve . . . . .     (55,019)      (48,542)      (40,804)        56,112           6,271        200,690
  Gross unrealized holding gains on
     available-for-sale securities . .            --            --            --      3,032,000       1,266,000      3,544,000
  Net realized capital gains (losses). .     158,874      (221,025)      373,582             --              --             --
  Other    . . . . . . . . . . . . . . .     (53,489)       75,762      (126,298)            --              --             --
                                          -----------   ----------    ----------    -----------     -----------    -----------
                                            1,221,820      500,374       514,005     19,884,880      17,468,275     18,179,708
                                          -----------   ----------    ----------    -----------     -----------    -----------

In accordance with generally accepted
  accounting principles. . . . . . . . .   $7,031,449   $5,502,907    $4,219,339    $52,044,601     $44,049,152    $39,780,245
                                          -----------   ----------    ----------    -----------     -----------    -----------
                                          -----------   ----------    ----------    -----------     -----------    -----------

Per share, based on 534,350 shares
  outstanding. . . . . . . . . . . . . .     $13.16        $10.30         $7.90          $97.40         $82.44         $74.45
                                          -----------   ----------    ----------    -----------     -----------    -----------
                                          -----------   ----------    ----------    -----------     -----------    -----------

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)


  The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

  (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


          DISTRIBUTION OF LIABILITIES*                                BASIS OF ASSUMPTIONS
------------------------------------------------------------------------------------------
1996              1995          YEARS OF ISSUE    INTEREST            MORTALITY TABLE               WITHDRAWAL
----              ----          --------------    --------            ---------------               -----------
Non-par:
 $1,505,551    $ 1,655,040        1962-1967       4 1/2%         1955-60 Basic Select plus Ultimate   Linton B
  5,310,394      5,814,885        1968-1988       5 1/2%         1955-60 Basic Select plus Ultimate   Linton B
  2,433,724      2,546,702        1984-1988       7 1/2%         85% of 1965-70 Basic Select          Modified
                                                                   plus Ultimate                      Linton B
    101,775         86,508        1989-Present    7 1/2%         1975-80 Basic Select plus Ultimate   Linton B
    108,985        113,117        1989-Present    7 1/2%         1975-80 Basic Select plus Ultimate   Actual
     28,971         34,185        1989-Present    8%             1975-80 Basic Select plus Ultimate   Actual
 32,412,007     31,902,122        1985-Present    6%             Accumulation of Funds                --
Par:
    224,913        223,500        1966-1967       4 1/2%         1955-60 Basic Select plus Ultimate   Linton A
 13,273,949     13,357,249        1968-1988       5 1/2%         1955-60 Basic Select plus Ultimate   Linton A
    899,407        975,132        1981-1984       7 1/4%         90% of 1965-70 Basic Select
                                                                   plus Ultimate                      Linton B
  4,699,324      4,772,595        1983-1988       9 1/2%         80% of 1965-70 Basic Select
                                                                   plus Ultimate                      Linton B
 15,977,808     14,031,404        1990-Present    8%             66% of 1975-80 Basic Select
                                                                   plus Ultimate                      Linton B
Annuities:
 19,581,382     21,779,771        1976-Present    5 1/2%         Accumulation of Funds                --
Miscellaneous:
 19,604,218     16,939,829        1962-Present    2 1/2%-3 1/2%  1958-CSO                             None


* The above amounts are before deduction of deferred premiums of $881,090 in 1997 and $936,565 in 1996.

     (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits. Amortization of $663,200 in 1997 and $1,454,408 in 1996, $1,672,429
in 1995 was charged to operations.

     (c) Participating business represented 9.5% and 9.8% of individual life insurance in force at December 31, 1997 and 1996, respectively.

     The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

     (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $22,374,879, $16,796,135 and $11,815,645 at December 31, 1997, 1996 and 1995, respectively.

     (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

NOTE 7 -- FEDERAL INCOME TAXES

     The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

     Retained earnings at December 31, 1997 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


     Deferred tax liabilities (assets) are comprised of the following:

                                                                     1997          1996
                                                                ------------   ------------
Policyholder dividend provision. . . . . . . . . . . . . . .    $  (357,219)   $  (332,719)
Non-qualified agents' pension plan reserve . . . . . . . . .     (1,161,304)     1,127,384)
Deferred policy acquisition costs. . . . . . . . . . . . . .      2,215,873      2,507,526
Future policy benefits . . . . . . . . . . . . . . . . . . .     (2,575,365)     2,346,908)
Bond discount. . . . . . . . . . . . . . . . . . . . . . . .         39,184         28,677
Unrealized holding gains  on Available-For-Sale Securities .        829,000        331,000
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .        (29,169)         5,808
                                                                ------------    -----------
                                                                $(1,039,000)    $ (934,000)
                                                                ------------    -----------
                                                                ------------    -----------

     The currently payable Federal Income tax provision of $3,099,000 for 1996 is net of a $75,000 Federal tax benefit resulting from a capital loss carryback of $221,025.

                 REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


     We have audited the statement of assets and liabilities of First Investors Life Variable Annuity Fund C (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Variable Annuity Fund C as of December 31, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                   TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
February 19, 1998

                                FIRST INVESTORS LIFE
                              VARIABLE ANNUITY FUND C

                        STATEMENT OF ASSETS AND LIABILITIES

                                 DECEMBER 31, 1997

ASSETS
  Investments at net asset value (Note 3):
     First Investors Life Series Fund. . . . . . . . . . . . . .   $416,063,093
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        465,973
                                                                   ------------

       Total Assets. . . . . . . . . . . . . . . . . . . . . . .   $416,529,066
                                                                   ------------

LIABILITIES
  Payable to First Investors Life Insurance Company. . . . . . .        335,138
  Other Liabilities. . . . . . . . . . . . . . . . . . . . . . .        465,973
                                                                   ------------
       Total Liabilities . . . . . . . . . . . . . . . . . . . .        801,111
                                                                   ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .   $415,727,955
                                                                   ------------
                                                                   ------------

Net assets represented by Contracts in accumulation period . . .   $415,727,955
                                                                   ------------
                                                                   ------------


See notes to financial statements.

                                FIRST INVESTORS LIFE
                              VARIABLE ANNUITY FUND C

                              STATEMENT OF OPERATIONS

                            YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Income:
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . .   $ 20,196,231
                                                                   ------------

       Total income. . . . . . . . . . . . . . . . . . . . . . .     20,196,231
                                                                   ------------

  Expenses:
     Mortality and expense risks (Note 4). . . . . . . . . . . .      3,605,816
                                                                   ------------

       Total expenses. . . . . . . . . . . . . . . . . . . . . .      3,605,816
                                                                   ------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . .     16,590,415

UNREALIZED APPRECIATION ON INVESTMENTS
  Beginning of year. . . . . . . . . . . . . . . . . . . . . . .     57,942,932
  End of year. . . . . . . . . . . . . . . . . . . . . . . . . .    102,897,977
                                                                   ------------

Change in unrealized appreciation on investments . . . . . . . .     44,955,045
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . .   $ 61,545,460
                                                                   ------------
                                                                   ------------


See notes to financial statements.

                                FIRST INVESTORS LIFE
                              VARIABLE ANNUITY FUND C

                        STATEMENTS OF CHANGES IN NET ASSETS

                              YEARS ENDED DECEMBER 31,

                                                                          1997              1996
                                                                      ------------      ------------
Increase (Decrease) in Net Assets
  From Operations
     Net investment income . . . . . . . . . . . . . . . . . . . .    $ 16,590,415      $  6,822,227
     Change in unrealized appreciation on investments. . . . . . .      44,955,045        25,603,723
                                                                       ------------     ------------

     Net increase in net assets resulting from operations. . . . .      61,545,460        32,425,950
                                                                       ------------     ------------

  From Unit Transactions
     Net insurance premiums. . . . . . . . . . . . . . . . . . . .      88,644,435        83,169,069
     Contract payments . . . . . . . . . . . . . . . . . . . . . .     (25,481,901)      (24,966,045)
                                                                       ------------     ------------

     Increase in net assets derived from unit transactions . . . .      63,162,534        58,203,024
                                                                       ------------     ------------

        Net increase in net assets . . . . . . . . . . . . . . . .     124,707,994        90,628,974

Net Assets
  Beginning of year. . . . . . . . . . . . . . . . . . . . . . . .     291,019,961       200,390,987
                                                                       ------------     ------------
  End of year. . . . . . . . . . . . . . . . . . . . . . . . . . .    $415,727,955      $291,019,961
                                                                       ------------     ------------
                                                                       ------------     ------------


See notes to financial statements.

                                FIRST INVESTORS LIFE
                              VARIABLE ANNUITY FUND C

                           NOTES TO FINANCIAL STATEMENTS
                                 DECEMBER 31, 1997

NOTE 1 -- ORGANIZATION

     First Investors Life Variable Annuity Fund C (Separate Account C), a unit investment trust registered under the Investment Company Act of 1940 (the 1940
Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of Separate Account C have been used to purchase shares of First Investors Life Series Fund (the Fund), an open-end diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING PRACTICES

INVESTMENTS

          Shares of the Fund held by Separate Account C are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

FEDERAL INCOME TAXES

          Separate Account C is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account C will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account C.

NOTE 3 -- INVESTMENTS

Investments consist of the following:

                                                                      NET ASSET       MARKET
                                                         SHARES         VALUE          VALUE          COST
                                                        ---------       -----      ------------   ------------
First Investors Life Series Fund
   Cash Management . . . . . . . . . . . . . . . .      3,253,272      $ 1.00      $  3,253,272   $  3,253,272
   High Yield. . . . . . . . . . . . . . . . . . .      1,928,335       12.30        23,726,471     20,871,889
   Growth. . . . . . . . . . . . . . . . . . . . .      3,011,083       29.24        88,043,691     60,380,834
   Discovery . . . . . . . . . . . . . . . . . . .      2,336,301       27.77        64,897,947     50,017,676
   Blue Chip . . . . . . . . . . . . . . . . . . .      4,790,408       23.71       113,574,595     75,842,807
   International Securities. . . . . . . . . . . .      2,705,830       16.91        45,766,689     38,615,534
   Government. . . . . . . . . . . . . . . . . . .        781,878       10.33         8,076,963      7,965,277
   Investment Grade. . . . . . . . . . . . . . . .      1,255,568       11.67        14,651,200     13,351,858
   Utilities Income. . . . . . . . . . . . . . . .      1,986,271       14.95        29,704,226     21,391,448
   Target Maturity 2007. . . . . . . . . . . . . .      1,554,041       12.63        19,631,433     17,430,477
   Target Maturity 2010. . . . . . . . . . . . . .        373,034       12.70         4,736,606      4,044,044
                                                                                   ------------   ------------
                                                                                   $416,063,093   $313,165,116
                                                                                   ------------   ------------
                                                                                   ------------   ------------

     The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

     In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FIL deducts an amount equal on an annual basis to 1.00% of the daily net asset value of Separate Account C. The deduction for the year ended December 31, 1997 was $3,605,816. An additional administrative charge of $7.50 may be deducted annually by FIL from the Accumulated Value of Deferred Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. There was no deduction under this provision during 1997.